SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No. ___)

☒	Filed by the Registrant
☐	Filed by a Party other than the Registrant

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

NIOCORP. DEVELOPMENTS LTD.

(Name of Registrant As Specified In Its Charter)

NOT APPLICABLE

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

NIOCORP DEVELOPMENTS LTD.

NOTICE OF MEETING
AND
MANAGEMENT INFORMATION
AND PROXY CIRCULAR

for the

Annual General Meeting

to be held on

December 9, 2016

The attached Notice of Meeting, Management Information and Proxy Circular and form of proxy and notes thereto for the Meeting are first being mailed to shareholders of the Company on or about November 7, 2016.

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NIOCORP DEVELOPMENTS LTD.

NOTICE OF MEETING

NOTICE IS HEREBY GIVEN THAT the 2016 annual general meeting (the “Meeting”) of the shareholders of NioCorp Developments Ltd. (the “Company”) will be held on Friday, December 9, 2016, at 10:00 a.m. at the offices of Dorsey & Whitney LLP at 1400 Wewatta Street, Suite 400 Denver, CO, 80202-5549 for the following purposes:

1.	to elect directors to hold office until the next annual general meeting;

2.	to appoint BDO USA, LLP as auditor to hold office until the next annual general meeting and at a remuneration to be fixed by the Company’s Board of Directors through the Audit Committee; and

4.	to transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Being made available along with this Notice of Meeting are (i) the Information Circular; (ii) a form of proxy and notes thereto; and (iii) the Company’s annual report to shareholders.

The Company’s Board of Directors has fixed November 2, 2016, as the record date for the Meeting.

If you are a registered shareholder of the Company and are unable to attend the Meeting in person, please date and execute the accompanying form of proxy for the Meeting and deposit it with Computershare Investor Services Inc., Proxy Dept., 100 University Avenue, 9th Floor, Toronto, Ontario M5J 2Y1, FACSIMILE (within North America) 1-866-249-7775 (outside North America) (416) 263-9524 before 10:00 a.m., Denver time, on December 7, 2016, or no later than 48 hours before any adjournment or postponement of the Meeting.

If you are a non-registered shareholder of the Company and receive these materials through your broker or another intermediary, please complete and return the materials in accordance with the instructions provided to you by your broker or such other intermediary.

This Notice of Meeting, the Information Circular, the form of proxy and notes thereto for the Meeting, are first being made available to shareholders of the Company on or about November 7, 2016.

DATED at Centennial, Colorado, this 2nd day of November, 2016.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Mark Smith

Mark Smith

Chief Executive Officer

NIOCORP DEVELOPMENTS LTD.
7000 South Yosemite Street, Suite 115
Centennial, CO 80112

INFORMATION AND PROXY CIRCULAR

as of November 2, 2016 (unless otherwise noted)

MANAGEMENT SOLICITATION OF PROXIES

This Information and Proxy Circular (“Information Circular”) is furnished to you in connection with the solicitation of proxies by management and the Board of Directors (the “Board”) of NioCorp Developments Ltd. (“we”, “us” or the “Company”) for use at the Annual General Meeting (the “Meeting”) of shareholders of the Company to be held on Friday, December 9, 2016, at 10:00 a.m. at the offices of Dorsey & Whitney LLP at 1400 Wewatta Street, Suite 400 Denver, CO, 80202-5549 and at any adjournment of the Meeting for the purposes set forth in the accompanying Notice of Meeting.

It is anticipated that this Information Circular, our Annual Report to Shareholders and the accompanying form of proxy will be first made available to shareholders on or about November 7, 2016. Unless otherwise stated, the information contained in this Information Circular is given as at November 2, 2016.

The executive office of the Company is located at 7000 South Yosemite Street, Suite 115, Centennial, Colorado 80112. The registered and records office of the Company is located at Robson Court, 1000-840 Howe Street, Vancouver, British Columbia V6Z 2M1 (ATTN: Miller Thompson LLC).

All references to currency in this Information Circular are in United States dollars, unless otherwise indicated.

Information regarding the proxies solicited by management and the Board in connection with the Meeting is set out in the section below under the heading “Information about Proxies.”

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 9, 2016

The Notice of Annual Meeting of Shareholders, this Information Circular, the Company’s Annual Report to Shareholders and the Form of Proxy can be accessed online at www.niocorp.com. Other Information contained on our website is not incorporated by reference into this Information Circular and should not be considered a part of this Information Circular or any other filing that we make with the U.S. Securities and Exchange Commission.

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INFORMATION ABOUT PROXIES

Solicitation of Proxies

The Company will conduct its solicitation by mail and our officers, directors and employees may, without receiving special compensation, contact shareholders by telephone, electronic means or other personal contact. We will not specifically engage employees or soliciting agents to solicit proxies. We do not reimburse shareholders, nominees or agents (including brokers holding shares on behalf of clients) for their costs of obtaining authorization from their principals to sign forms of proxy. We will pay the expenses of this solicitation. While no arrangements have been made to date, the Company may contract for the solicitation of proxies for the Meeting. Such arrangements would include customary fees which would be borne by the Company.

Appointment of Proxyholder and Return of Proxy

The persons named in the enclosed form of proxy for the Meeting are officers of the Company and nominees of management and the Board. A shareholder has the right to appoint some other person, who need not be a shareholder, to represent such shareholder at the Meeting by inserting that other person’s name in the blank space provided on the form of proxy, which form of proxy is set out in Appendix “A”. If a shareholder appoints one of the persons designated in the accompanying form of proxy as a nominee and does not direct the said nominee to vote either “FOR” or “AGAINST” from voting on a matter or matters, or where instructions on the form of proxy are uncertain with respect to which an opportunity to specify how the common shares registered in the name of such registered shareholder shall be voted, the proxy shall be voted “FOR” the resolution.

The instrument appointing a proxyholder must be in writing and signed by the registered shareholder, or such registered shareholder’s attorney authorized in writing, or if the registered shareholder is a corporation, by the authorized representative or a duly authorized person on behalf of such corporation. An undated but executed proxy will be deemed to be dated the date of the mailing of the proxy by the Company or its agent. In order for a proxy to be valid, a registered shareholder must:

(a)	sign and print his or her name on the lines specified for such purpose at the bottom of the form of proxy; and

(b)	return the properly executed and completed form of proxy:

(i)	by mailing it or delivering it by hand in the appropriate enclosed return envelope addressed to Computershare Investor Services Inc. to be received by 10:00 a.m., Denver time, on December 7, 2016, or no later than 48 hours before any adjournment or postponement of the Meeting, or

(ii)	by faxing it to Computershare Investor Services Inc. at 1-866-249-7775 (toll free in North America) or 1-416-263-9524 (international), to be received by 10:00 a.m., Denver time, on December 7, 2016, or no later than 48 hours before any adjournment or postponement of the Meeting, or

(iii)	by depositing it with the chair of the Meeting prior to commencement of the Meeting.

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Revocation of Proxy

If you are a registered shareholder who has returned a proxy, you may revoke your proxy at any time before it is exercised. In addition to revocation in any other manner permitted by law, a registered shareholder who has given a proxy may revoke it by either:

(a)	signing a proxy bearing a later date; or

(b)	signing a written notice of revocation in the same manner as the form of proxy is required to be signed as set out in the notes to the proxy.

The later proxy or the notice of revocation must be delivered to the office of the Company’s registrar and transfer agent or to the Company’s head office at any time up to and including the last business day before the scheduled time of the Meeting or any adjournment, or to the Chairman of the Meeting on the day of the Meeting or any adjournment.

If you are a non-registered shareholder who wishes to revoke a VIF or to revoke a waiver of your right to receive Meeting Materials and to give voting instructions, you must give written instructions to your Nominee at least seven days before the Meeting.

Voting of Proxies and Exercise of Discretion by Proxyholders

The persons named in the accompanying form of proxy will vote or withhold from voting the shares represented by the proxy in accordance with your instructions, provided your instructions are clear. If you have specified a choice on any matter to be acted on at the Meeting, your shares will be voted or withheld from voting accordingly. If you do not specify a choice or where you specify both choices for any matter to be acted on, your shares will be voted “FOR” all matters.

The enclosed form of proxy gives the persons named as proxy holders discretionary authority regarding amendments or variations to matters identified in the Notice of Meeting and any other matter that may properly come before the Meeting. As of the date of this Information Circular, our management is not aware of any such amendment, variation or other matter proposed or likely to come before the Meeting. However, if any amendment, variation or other matter properly comes before the Meeting, the persons named in the form of proxy intend to vote on such other business in accordance with their judgement.

You may indicate the manner in which the persons named in the enclosed proxy are to vote on any matter by marking an “X” in the appropriate space. If you wish to give the persons named in the proxy a discretionary authority on any matter described in the proxy, then you should leave the space blank. In that case, the proxy holders nominated by management will vote the shares represented by your proxy in accordance with their judgment.

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Voting by Beneficial Shareholders

The information set out in this section is important to many shareholders as a substantial number of shareholders do not hold their common shares in their own name.

Persons who hold common shares through their brokers, agents, trustees or other intermediaries (such persons, “Beneficial Shareholders”) should note that only proxies deposited by registered shareholders whose names appear on the share register of the Company may be recognized and acted upon at the Meeting. If common shares are shown on an account statement provided to a Beneficial Shareholder by a broker, then in almost all cases the name of such Beneficial Shareholder will not appear on the share register of the Company. Such common shares will most likely be registered in the name of the broker or an agent of the broker. In Canada, the vast majority of such shares will be registered in the name of “CDS & Co., ” the registration name of CDS Clearing and Depositary Services Inc., and in the United States, the vast majority will be registered in the name of “Cede & Co.,” the registration name of the Depository Trust Company, which entities act as nominees for many brokerage firms. Common shares held by brokers, agents, trustees or other intermediaries can only be voted by those brokers, agents, trustees or other intermediaries in accordance with instructions received from Beneficial Shareholders. As a result, Beneficial Shareholders should carefully review the voting instructions provided by their intermediary with this Information Circular and ensure they communicate how they would like their common shares voted in accordance with those instructions.

Beneficial Shareholders who have not objected to their intermediary disclosing certain ownership information about themselves to the Company are referred to as “NOBOs”. Those Beneficial Shareholders who have objected to their intermediary disclosing ownership information about themselves to the Company are referred to as “OBOs”. In accordance with the requirements of National Instrument 54-101 of the Canadian Securities Administrators and Rule 14a-13 under the Exchange Act, the Company has elected to mail the Notice of Meeting, this Information Circular, the Annual Report to Shareholders and the form of proxy (collectively, the “Meeting Materials”) directly to NOBOs and to intermediaries for onward distribution to OBOs. The intermediaries (or their service companies) are responsible for forwarding the Meeting Materials to each OBO, unless the Beneficial Shareholder has waived the right to receive them.

Intermediaries will frequently use service companies to forward the Meeting Materials to Beneficial Shareholders. Generally, a Beneficial Shareholder who has not waived the right to receive Meeting Materials will either:

(a)	be given a form of proxy which (i) has already been signed by the intermediary (typically by a facsimile, stamped signature), (ii) is restricted as to the number of shares beneficially owned by the Beneficial Shareholder, and (iii) must be completed, but not signed, by the Beneficial Shareholder and deposited with Computershare Investor Services Inc.; or

(b)	more typically, be given a voting instruction form (“VIF”) which (i) is not signed by the intermediary, and (ii) when properly completed and signed by the Beneficial Shareholder and returned to the intermediary or its service company, will constitute voting instructions which the intermediary must follow.

VIFs should be completed and returned in accordance with the specific instructions noted on the VIF. The purpose of this procedure is to permit Beneficial Shareholders to direct the voting of the common shares which they beneficially own.

Please return your voting instructions as specified in the VIF. Beneficial Shareholders should carefully follow the instructions set out in the VIF, including those regarding when and where the VIF is to be delivered.

Although Beneficial Shareholders may not be recognized directly at the Meeting for the purpose of voting common shares registered in the name of their broker, agent, trustee or other intermediary, a Beneficial Shareholder may attend the Meeting as a proxyholder for a shareholder and vote common shares in that capacity. Beneficial Shareholders who wish to attend the Meeting or have someone else attend on their behalf, and indirectly vote their common shares as proxyholder for the registered shareholder should contact their broker, agent, trustee or other intermediary well in advance of the Meeting to determine the steps necessary to permit them to indirectly vote their common shares as a proxyholder.

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Securities Entitled to Vote

The Company is authorized to issue an unlimited number of common shares without par value, of which 182,350,968 common shares are issued and outstanding as of November 2, 2016. There is one class of shares only.

The Board of Directors has fixed November 2, 2016 as the record date for the purpose of determining the shareholders entitled to receive notice of and vote at the Meeting. Persons who are registered shareholders at the close of business on November 2, 2016 will be entitled to receive notice of, attend, and vote at the Meeting. By ballot, every shareholder and proxy holder will have one vote for each share. In order to approve a motion proposed at the Meeting, a majority of at least 50% plus one vote of the votes cast will be required to pass an ordinary resolution, and a majority of at least 2/3 of the votes cast will be required to pass a special resolution.

Broker Non-Votes

Brokers and other intermediaries, holding shares in street name for their customers, are required to vote the shares in the manner directed by their customers. Under the rules of the New York Stock Exchange (“NYSE”), brokers are prohibited from giving proxies to vote on non-routine matters (including, but not limited to, non-contested director elections) unless the beneficial owner of such shares has given voting instructions on the matter.

The absence of a vote on a matter where the broker has not received written voting instructions from a Beneficial Shareholder is referred to as a “broker non-vote”. Any shares represented at the Meeting but not voted (whether by abstention, broker non-vote or otherwise) will have no impact on any matters to be acted upon at the Meeting.

Quorum

Under the Articles of the Company, the quorum for the transaction of business at the Meeting is one or more persons present and being, or represented by proxy, two or more shareholders entitled to attend and vote at the meeting.

Abstentions will be counted as present for purposes of determining the presence of a quorum at the Meeting, but will not be counted as votes cast. Broker non-votes (shares held by a broker or nominee as to which the broker or nominee does not have the authority to vote on a particular matter) will not be counted as present for purposes of determining the presence of a quorum for purposes at the Meeting and will not be voted.

Accordingly, neither abstentions nor broker non-votes will have any effect on the outcome of the votes on the matters to be acted upon at the Meeting.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

None of the directors or executive officers of the Company, nor any person who has held such a position since the beginning of the last completed financial year of the Company, nor any proposed nominee for election as a director of the Company, nor any associate or affiliate of the foregoing persons, has any substantial or material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted on at the Meeting.

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PRINCIPAL SHAREHOLDERS

Ownership by Management

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Shares of Common Shares that may be acquired by an individual or group within 60 days of November 2, 2016, pursuant to the exercise of options or warrants, are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Percentage of ownership is based on 182,350,968 Common Shares outstanding as of November 2, 2016.

Except as indicated in footnotes to this table, we believe that the shareholders named in this table have sole voting and investment power with respect to all Common Shares shown to be beneficially owned by them, based on information provided to us by such shareholders. Unless otherwise indicated, the address for each director and executive officer listed is: c/o NioCorp Developments Ltd., 7000 South Yosemite Street, Suite 115, Centennial, CO 80112.

Name and Address of Beneficial Owner	Position	Amount and Nature of Beneficial Ownership (1)		Percent of Common Shares
Mark A. Smith, PE, Esq. Highlands Ranch, Colorado, USA	President, Chief Executive Officer and Chairman	22,971,947	(2)	12.31%
Neal Shah Superior, Colorado, USA	Chief Financial Officer	929,500	(3)	0.51%
Scott Honan Centennial, Colorado, USA	Vice President, Business Development	1,200,000	(4)	0.65%
John Ashburn, Jr. Littleton, Colorado, USA	Vice-President, General Counsel and Corporate Secretary	1,325,000	(5)	0.72%
Jim Sims Golden Colorado, USA	Vice-President, External Affairs	258,419	(6)	0.14%
Joseph A. Carrabba Key Largo, Florida, USA	Lead Director	800,000	(7)	0.44%
Michael Morris San Luis Obispo, California, USA	Director	705,250	(8)	0.39%
David C. Beling Grand Junction, Colorado, USA	Director	650,000	(9)	0.36%
Joseph D. Cecil Laguna Niguel, California, USA	Director	650,000	(10)	0.36%
Anna Castner Wightman Omaha, Nebraska, USA	Director	3,000	(11)	0.0%
All current directors, executive officers and named executive officers as a group (10 persons)		29,378,116		15.42%

Notes to Security Ownership of Management table shown above:

(1)	Calculated in accordance with 1934 Act Rule 13d-3.

(2)	Mr. Smith currently holds 18,770,445 shares of NioCorp Common stock. He currently holds 3,526,502 exercisable warrants comprised of 3,411,502 2014 warrants and 115,000 Private Placement Warrants. . Each 2014 Warrant entitles Mr. Smith to acquire one Common Share at a price of C$0.65 until November 2016. Each Private Placement Warrant entitles Mr. Smith to acquire one Common Share at a price of C$0.75 until January 2019. In addition, he currently holds 675,000 vested stock options. On December 22, 2014, Mr. Smith was granted 300,000 options to purchase common shares for a period of 3 years at a price of C$0.80. On January 21, 2016, Mr. Smith was granted 750,000 options to purchase common shares for a period of 5 years at a price of C$0.62 and vest over a period of 18 months with 50% having vested at this time.

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(3)	Mr. Shah currently holds 54,500 shares of NioCorp Common stock. In addition, he currently holds 875,000 vested stock options. On September 2, 2014, Mr. Shah was granted 500,000 options to purchase common shares for a period of 3 years at a price of C$0.76. On December 22, 2014, Mr. Shah was granted 200,000 options to purchase common shares for a period of 3 years at a price of C$0.80. On January 21, 2016, Mr. Shah was granted 350,000 options to purchase common shares for a period of 5 years at a price of C$0.62 and vest over a period of 18 months with 50% having vested at this time.

(4)	Mr. Honan currently holds 130,000 shares of NioCorp Common stock. In addition, he currently holds 1,070,000 vested stock options. On May 9, 2014, Mr. Honan was granted 500,000 options to purchase common shares for a period of 3 years at a price of C$0.50. On July 28, 2014, Mr. Honan was granted 250,000 options to purchase common shares for a period of 3 years at a price of C$0.65. On December 22, 2014, Mr. Honan was granted 200,000 options to purchase common shares for a period of 3 years at a price of C$0.80. On January 21, 2016, Mr. Honan was granted 500,000 options to purchase common shares for a period of 5 years at a price of C$0.62 and vest over a period of 18 months with 50% having vested at this time.

(5)	Mr. Ashburn currently holds 650,000 shares of NioCorp Common stock. In addition, he currently holds 675,000 vested stock options. On December 22, 2014, Mr. Ashburn was granted 500,000 options to purchase common shares for a period of 3 years at a price of C$0.80. On January 21, 2016, Mr. Ashburn was granted 350,000 options to purchase common shares for a period of 5 years at a price of C$0.62 and vest over a period of 18 months with 50% having vested at this time.

(6)	Mr. Sims currently holds 8,419 shares of NioCorp Common stock. In addition, he currently holds 250,000 vested stock options. On January 21, 2016, Mr. Sims was granted 500,000 options to purchase common shares for a period of 5 years at a price of C$0.62 and vest over a period of 18 months with 50% having vested at this time.

(7)	Mr. Carrabba currently holds 100,000 shares of NioCorp common stock. In addition, he currently holds 700,000 vested stock options. On December 22, 2014, Mr. Carrabba was granted 500,000 options to purchase common shares for a period of 3 years at a price of C$0.80. On January 21, 2016, Mr. Carrabba was granted 400,000 options to purchase common shares for a period of 5 years at a price of C$0.62 and vest over a period of 18 months with 50% having vested at this time.

(8)	Mr. Morris currently holds 55,2500 shares of NioCorp common stock. In addition, he currently holds 650,000 vested stock options. On July 28, 2014, Mr. Morris was granted 500,000 options to purchase common shares for a period of 3 years at a price of C$0.65. On January 21, 2016, Mr. Morris was granted 300,000 options to purchase common shares for a period of 5 years at a price of C$0.62 and vest over a period of 18 months with 50% having vested at this time.

(9)	Mr. Beling currently holds 350,000 shares of NioCorp common stock. In addition, he currently holds 300,000 vested stock options. On July 28, 2014, Mr. Beling was granted 100,000 options to purchase common shares for a period of 3 years at a price of C$0.65. On December 22, 2014, Mr. Beling was granted 50,000 options to purchase common shares for a period of 3 years at a price of C0.80. On January 21, 2016, Mr. Beling was granted 300,000 options to purchase common shares for a period of 5 years at a price of C$0.62 and vest over a period of 18 months with 50% having vested at this time.

(10)	Mr. Cecil currently holds 650,000 vested stock options. On December 22, 2014, Mr. Cecil was granted 500,000 options to purchase common shares for a period of 3 years at a price of C$0.80. On January 21, 2016, Mr. Cecil was granted 300,000 options to purchase common shares for a period of 5 years at a price of C$0.62 and vest over a period of 18 months with 50% having vested at this time.

(11)	Mrs. Wightman currently holds 3,000 shares of NioCorp common stock. On July 21, 2016, Mrs. Wightman was granted 500,000 options to purchase common shares for a period of 5 years at a price of C$0.94 which vest over a period of 18 months and have not vested at this time.

Ownership of Principal Shareholders

To the Company’s knowledge, there are no persons, outside of Mark A. Smith, the Company’s Chief Executive Officer, as disclosed above, who beneficially own more than five percent (5%) of the Company’s issued and outstanding common shares.

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Change in Control

The Company is not aware of any arrangement that might result in a change in control in the future. The Company has no knowledge of any arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in the Company’s control.

PARTICULARS OF MATTERS TO BE ACTED UPON

I- ELECTION OF DIRECTORS

Directors of the Company are elected at each annual general meeting and hold office until the next annual general meeting or until that person sooner ceases to be a director. The shareholders will be asked to pass an ordinary resolution to set the number of directors of the Company at five for the next year, subject to any increases permitted by the Company’s Articles.

Unless you provide other instructions, the enclosed proxy will be voted for the nominees listed below. Management does not expect that any of the nominees will be unable to serve as a director. If before the Meeting any vacancies occur in the slate of nominees listed below, the person named in the proxy will exercise his or her discretionary authority to vote the shares represented by the proxy for the election of any other person or persons as directors.

The following are the Company’s six current directors. Management and the Board has nominated five of the persons named in the table below for election as director. Mr. Joseph Cecil has determined not to stand for re-election to the Board of the Company at the Meeting. The information concerning current directors and proposed nominees has been furnished by each of them:

Name	Age	Position	Date of Appointment
Mark A. Smith	57	CEO, President, Executive Chairman and Director	CEO and Director: Sept. 23, 2013 President and Executive Chairman: May 31, 2015
Joseph A. Carrabba	63	Lead Director	December 15, 2014
Michael Morris	70	Director	July 28, 2014
David C. Beling	74	Director	June 6, 2011
Joseph D. Cecil	67	Director	November 14, 2014
Anna Castner Wightman	49	Director	February 23, 2016

The following sets forth a brief description of the business experience of each director or nominee of the Company:

Current Directors

Mark Smith – Director, President and Chief Executive Officer

Mr. Smith has 36 years of experience in operating, developing, and financing mining and strategic materials projects in the Americas and abroad. In September 2013, he was appointed CEO and a Director of NioCorp. Mr. Smith also serves as the President and Chief Executive Officer for Largo Resources Ltd., a mineral company with an operating property in Brazil and projects in Brazil & Canada. From October 2008 through December 2012, Mr. Smith served as Chief Executive Officer and Director of Molycorp Inc., where he was instrumentally involved in taking it from a private company to a publicly traded company with a producing mine. From November 2011 through May 2015, he served on the Board of Directors at Avanti Mining (TSXv : AVT, Avanti Mining changed its name to AlloyCorp in early 2015). From December 2012 through September 2013, he served as the Managing Director of KMSmith LLC where he served as a consultant.

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Prior to Molycorp, he held numerous engineering, environmental, and legal positions within Unocal Corporation (“Unocal”) and later served as the President and Chief Executive Officer of Chevron Mining Inc. (“Chevron”), a wholly-owned subsidiary of Chevron Corporation. Mr. Smith also served for over seven years as the shareholder representative of CBMM, a private company that currently produces approximately 85% of the world supply of niobium. During his tenure with Chevron, Mr. Smith was responsible for Chevron’s three coal mines, one molybdenum mine, a petroleum coke calcining operation and the Mountain Pass mine. At Unocal, he served as the Vice-President from June 2000 to April 2006, and managed the real estate, remediation, mining and carbon divisions. Mr. Smith is a Registered Professional Engineer and serves as an active member of the State Bars of California and Colorado. He received his Bachelor of Science degree in Agricultural Engineering from Colorado State University in 1981 and his Juris Doctor, cum laude, from Western State University, College of Law, in 1990.

The Board has determined that Mr. Smith’s extensive leadership, management, strategic planning, and strategic materials industry expertise through his various leadership and directorship roles in public companies large and small makes him well-qualified to serve as a member of the board of directors of NioCorp.

Joseph Carrabba – Lead Director

Mr. Carrabba served as the Chairman, President and Chief Executive Officer of Cliffs Natural Resources Inc., a publicly-held international mining and natural resources company, from September 2006 until his retirement in November 2013. From 2013 until the present day, he has served as CEO of Irati Energy, a private mining company in Brazil, and as a corporate director and consultant. Prior to joining Cliffs Natural Resources Inc., Mr. Carrabba gained broad experience in the mining industry throughout Canada, the United States, Asia, Australia and Europe. He was the former General Manager of Weipa Bauxite Operation of Comalco Aluminum and served in a variety of leadership capacities at Rio Tinto, a global mining company, including as President and Chief Operating Officer of Rio Tinto’s Diavik Diamond Mines, Inc. Mr. Carrabba is also a director of Newmont Mining Corporation, TimkenSteel Corporation, Key Bank and the Aecon Group. He holds a bachelor’s degree in geology from Capital University and his MBA from Frostburg State University in Maryland.

The Board has determined that Mr. Carrabba’s qualification to serve on our Board is based upon his many years of leadership and executive experience in large publicly traded companies in the mining and materials processing industries.

Michael Morris – Director

Mr. Morris is currently Chairman of the Board of Heritage Oaks Bankcorp. He joined Heritage Oaks’ Board in January 2001 and assumed the Board chairmanship in 2007. In addition, Mr. Morris has worked since 1972 at Andre, Morris & Buttery, a professional law corporation, where he now serves as Senior Principal and Chairman of the Board. From 2000 to late 2006, Mr. Morris served on the board of Molycorp, which at the time was a wholly owned subsidiary of Unocal and then Chevron. Mr. Morris was the only independent director of Molycorp at that time. Mr. Morris is a graduate of Georgetown University and received his law degree from the University of the San Francisco School of Law. He has practiced business and environmental law for over 40 years. Mr. Morris served as a member of the Board of Governors and Vice President of the State Bar of California. He served as a 1st Lieutenant in the U.S. Army from 1970 to 1972.

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The Board has determined that Mr. Morris’s qualification to serve on our Board is based on his based upon his years of senior executive leadership with publicly traded companies and his long experience in the financial, banking, legal, and manufacturing fields.

David Beling – Director

Mr. Beling is a Registered Professional Mining Engineer with 52 years of experience and has been on the board of directors of 14 mining companies starting in 1981. He is President, CEO, CFO and director of Bullfrog Gold Corp. since July 2011 and was the Executive Vice President and Chief Operating Officer of Geovic Mining Corp. from 2004 to 2010. Mr. Beling has examined, significantly reviewed or been directly involved with 88 underground mines, 131 open pit mines and 164 process plants in the global metal, energy and industrial mineral sectors. Employment included 14 years with five majors, then 38 years of employment and consulting for 25 junior mining companies.

The Board has determined that Mr. Beling’s qualification to serve on our Board is based upon his decades of senior leadership and executive positions with companies in the mining and minerals processing sectors.

Joseph D. Cecil – Director

Mr. Cecil served as Vice President and Comptroller of Unocal from December 1997 until 2005. From 2005 until the present day, Mr. Cecil has been self-employed. He also served as Unocal’s Principal Accounting Officer. During 1997, Mr. Cecil was Comptroller, International Operations of Unocal. He was Comptroller of the 76 Products Company from 1995 until the sale of the West Coast refining, marketing and transportation assets in March 1997. Mr. Cecil also served on the Board of Directors for Molycorp.

Anna Castner Wightman – Director

A sixth generation Nebraskan and a graduate of Nebraska Wesleyan University, Ms. Wightman serves as Vice President of Government Relations for First National Bank of Omaha, Nebraska, a position she has held since 2000. Prior to that, she worked for the Greater Omaha Chamber of Commerce and served in the U.S. Congress for former Congressman Bill Barrett and former Congresswoman Virginia Smith, both of whom represented the 3rd Congressional District of Nebraska. Anna serves on the Boards of Directors of the Nebraska Chamber of Commerce, Rose Theater for Performing Arts, and Joslyn Castle.

Ms. Wightman’s qualification to serve on our Board is based on her extensive executive experience in the banking and financial services sectors, and her deep knowledge of the Nebraska business and public policy landscapes.

Arrangements between Officers and Directors

To our knowledge, there is no arrangement or understanding between any of our officers and any other person, including directors or nominees, pursuant to which the officer was selected to serve as an officer.

None of the above directors or nominees has entered into any arrangement or understanding with any other person pursuant to which he was, or is to be, elected as a director of the Company or a nominee of any other person.

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Family Relationships

There are no family relationships among any of our directors, nominees or executive officers.

Other Directorships

Except as listed below, no directors or nominees of the Company are also directors of issuers with a class of securities registered under Section 12 of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”) (or which otherwise are required to file periodic reports under the Exchange Act).

Name of Director	Other Reporting Issuer (or equivalent)	Exchange
Joseph Carrabba	Newmont Mining Corporation TimkenSteel Corp. KeyBank N.A.	NYSE NYSE NYSE
David Beling	Bullfrog Gold Corp.	OTCQB
Michael Morris	Heritage Oaks Bankcorp	NASDAQ

Legal Proceedings

No director, nominee or officer of the Company is a party adverse to the Company or any of its subsidiaries, or has a material interest adverse to the Company or any of its subsidiaries. During the past ten years, no director or executive officer of the Company has:

(a)	filed or has had filed against such person, a petition under the U.S. federal bankruptcy laws or any state insolvency law, nor has a receiver, fiscal agent or similar officer been appointed by a court for the business or property of such person, or any partnership in which such person was a general partner, at or within two years before the time of filing, or any corporation or business association of which such person was an executive officer, at or within two years before such filings;

(b)	been convicted or pleaded guilty or nolo contendere in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offences);

(c)	been the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting such person’s activities in any type of business, securities, trading, commodity or banking activities;

(d)	been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any U.S. federal or state authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any type of business, securities, trading, commodity or banking activities, or to be associated with persons engaged in any such activity;

(e)	been found by a court of competent jurisdiction in a civil action or by the U.S. Securities and Exchange Commission (the “SEC”), or by the U.S. Commodity Futures Trading Commission to have violated a U.S. federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

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(f)	been the subject of, or a party to, any U.S. federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of: (i) any U.S. federal or state securities or commodities law or regulation; or (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

(g)	been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C.78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the U.S. Commodity Exchange Act (7 U.S.C.1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

No proposed director of the Company is or has been, within the past 10 years, a director, chief executive officer (“CEO”) or chief financial officer (“CFO”) of any company that, while the person was acting in that capacity:

(a)	was subject to an “order”, as that term is defined in Form 51-102F5 Information Circular, that was issued while the proposed director was acting in the capacity as director, CEO or CFO; or

(b)	was subject to an order that was issued after the proposed director ceased to be a director, CEO or CFO and which resulted from an event that occurred while that person was acting in the capacity as director, CEO or CFO.

No proposed director of the Company is or has been, within the past 10 years, a director or executive officer of any company that, while that person was acting in that capacity or within a year of that person ceasing to act in that capacity, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or was subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold its assets.

No proposed director of the Company has, within the past 10 years, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or was subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director.

Voting Procedures for the Election of Directors

Cumulative voting (i.e., a form of voting where shareholders are permitted to cast all of their aggregate votes for a single nominee) will not be permitted. The directors must be elected by an affirmative vote of a plurality of the votes cast, either in person or by proxy, at the Meeting on this matter. Abstentions will not be counted FOR or WITHHELD for any nominee to the Board.

Majority Voting Policy

On January 22, 2016, the Board adopted a majority voting policy. Pursuant to the majority voting policy, the form of proxy for meetings of the shareholders of the Company at which directors are to be elected provide the option of voting in favour, or withholding from voting, for each individual nominee to the Board. If, with respect to any particular nominee, the number of shares withheld from voting exceeds the number of shares voted in favour of the nominee, then the nominee will be considered to have not received the support of the shareholders, and such nominee is expected to submit his or her resignation to the Board, to take effect on acceptance by the Board.

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The CC will decide whether to recommend to the Board that the Board request the resignation of the director. In recommending to the Board whether to request the resignation of the director or not, the CC will review the results of the shareholder vote, applicable regulatory requirements in respect of the constitution of the Board and certain of its committees and, in respect of incumbent directors, the particular director’s attendance at Board and committee meetings, the contribution of the director to Board and committee discussions and the director’s performance assessment, if any. In addition, it will consider what, if any, expressed reasons for a withhold vote have been given, the merits of such reasons and the ability to rectify concerns.

The Board will have the final determination whether to accept the resignation. If the resignation is accepted, subject to any corporate law restrictions, the Board may:

(a)	leave the resultant vacancy in the Board unfilled until the next annual meeting of shareholders of the Company;

(b)	fill the vacancy by appointing a director whom the Board considers to merit the confidence of the shareholders; or

(c)	call a special meeting of the shareholders of the Company to consider the election of a nominee recommended by the Board to fill the vacant position.

Directors who do not submit their resignation in accordance with the majority voting policy will not be re-nominated for election at the next shareholders’ meeting. The majority voting policy applies only in the case of an uncontested shareholders’ meeting, meaning a meeting where the number of nominees for election as directors is equal to the number of directors to be elected.

The Board recommends a vote “FOR” each of the nominees for director. Unless otherwise instructed, the proxies given pursuant to this solicitation will be voted “FOR” the nominees listed above.

II - APPOINTMENT OF AUDITOR

The Company has proposed the appointment of BDO USA, LLP Certified Public Accountants, as the auditor of the Company to hold office until the close of the next annual general meeting of the Company or until a successor is appointed. It is proposed that the remuneration to be paid to the auditor be fixed by the Board of Directors through the Audit Committee. BDO USA, LLP was appointed as the Company’s auditor on June 24, 2015.

Our Audit Committee recommends the appointment of BDO USA, LLP Certified Public Accountants, as our auditor to hold office until the Company’s next annual general meeting. The Audit Committee proposes that the Board of Directors be authorized to fix the remuneration to be paid to the auditor.

Representatives from BDO USA, LLP are not expected to be present at the Meeting, however, if they are present they will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Change in Auditors

Effective June 24, 2015, we ended our relationship with Davidson & Company LLP Charted Professional Accountants (“Davidson”) as our independent registered public accounting firm. Davidson’s dismissal as our independent registered public accounting firm was approved by our Board.

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Davidson’s reports regarding the Company's financial statements for the fiscal years ended June 30, 2014 and 2013 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit report of Davidson on the Company's financial statements for fiscal years ended June 30, 2014 and 2013 contained an explanatory paragraph which noted that there was substantial doubt about the Company's ability to continue as a going concern.

During the fiscal years ended June 30, 2014 and 2013, and during the period from July 1, 2014 to the date of dismissal, (i) there were no disagreements with Davidson on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Davidson would have caused it to make reference to such disagreement in its reports; and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Davidson with a copy of the foregoing disclosures and requested that Davidson furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter will be filed as Exhibit 16.1 to this Registration Statement on Form S-1.

Effective June 24, 2015, we engaged BDO USA, LLP (“BDO”) as the Company's independent registered public accounting firm to audit the Company's financial statements for the fiscal year ending June 30, 2015.

During each of the Company's two most recent fiscal years and through the interim periods preceding the engagement of BDO, we (a) have not engaged BDO as either the principal accountant to audit the Company's financial statements, or as an independent accountant to audit a significant subsidiary of the Company and on whom the principal accountant is expected to express reliance in its report; and (b) has not consulted with BDO regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and no written report or oral advice was provided to the Company by BDO concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event, as that term is described in Item 304(a)(1)(v) of Regulation S-K.

Principal Accountant Fees and Services

The following table presents fees for professional services rendered by BDO USA, LLP each of the last two fiscal years for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s filings and fees billed for other services rendered by BDO USA, LLP during those periods.

Financial Year Ending	Audit Fees ($)	Audit Related Fees ($)	Tax Fees ($)	All Other Fees ($)
June 30, 2016	148.000	Nil	28,459	Nil
June 30, 2015	138,988	Nil	17,905	Nil

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(1)	“Audit Fees” include fees necessary to perform the annual audit and quarterly reviews of the Company’s consolidated financial statements. Audit Fees include fees for review of tax provisions and for accounting consultations on matters reflected in the financial statements. Audit Fees also include audit or other attest services required by legislation or regulation, such as comfort letters, consents, reviews of securities filings and statutory audits. Prior year audit fees have been adjusted to conform to SEC reporting requirements

(2)	“Audit-Related Fees” include services that are traditionally performed by the auditor. These audit-related services include employee benefit audits, due diligence assistance, accounting consultations on proposed transactions, internal control reviews and audit or attest services not required by legislation or regulation.

(3)	“Tax Fees” include fees for all tax services other than those included in “Audit Fees” and “Audit-Related Fees”. This category includes fees for tax compliance, tax planning and tax advice. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions, and requests for rulings or technical advice from tax authorities. For the financial year ended June 30, 2016, these tax services included the preparation of Canadian, US and Nebraska tax returns and tax planning and tax advise services. For the financial year ended June 30, 2015, these tax services included the preparation of Canadian, US and Nebraska tax returns.

(4)	“All Other Fees” includes all other non-audit services.

Pre-approval Policies

Our policy has been for the Audit Committee to pre-approve all audit, audit-related and non-audit services performed by our independent auditors and to subsequently review the actual fees and expenses paid to our independent auditors. Accordingly, the Audit Committee pre-approved all audit, audit-related and non-audit services performed by our independent auditors and subsequently reviewed the actual fees and expenses paid to BDO USA, LLP. The Audit Committee has determined that the fees paid to BDO USA, LLP for services are compatible with maintaining BDO USA, LLP’s independence as our auditors.

Voting Procedures for Appointment of Auditor

The auditors must be appointed and the approval of the proposal that the auditor’s remuneration be fixed by the Board through the Audit Committee must be passed by an affirmative vote of a simple majority of the votes cast, either in person or by proxy, at the Meeting on this matter. Abstentions will not be counted FOR or AGAINST the matter.

The Board recommends a vote “FOR” (i) the appointment of BDO USA, LLP as the auditor of the Company and (ii) the proposal that the auditor’s remuneration be fixed by the Board through the Audit Committee. Unless otherwise instructed, the proxies given pursuant to this solicitation will be voted “FOR” (i) the appointment of BDO USA, LLP and (ii) the proposal that the auditor’s remuneration be fixed by the Board through the Audit Committee.

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CORPORATE GOVERNANCE

Corporate governance relates to the activities of the Board, the members of which are elected by and are accountable to the shareholders, and takes into account the role of the individual members of management who are appointed by the Board and who are charged with the day-to-day management of the Company. The Board is committed to sound corporate governance practices that are both in the interest of its shareholders and contribute to effective and efficient decision making. National Policy 58-201 Corporate Governance Guidelines (“NP 58-201”) establishes corporate governance guidelines that apply to all public companies. The Company has reviewed its own corporate governance practices in light of these guidelines. In certain cases, the Company’s practices comply with the guidelines, however, the Board considers that some of the guidelines are not suitable for the Company at its current stage of development and therefore these guidelines have not been adopted at this time but the Company will consider in the future as the Company’s development progresses and such guidelines may be applicable to the Company’s then-level of development. National Instrument 58-101 (“NI 58-101”) mandates disclosure of corporate governance practices for non-Venture Issuers in Form 58-101F1, which disclosure is set out below.

Director Independence

As of November 2, 2016, the Company’s Board consists of Messrs. Smith, Carrabba, Beling, Morris, Cecil and Ms. Wightman. The Company utilizes the definition of “independent” as it is set forth in Section 803A of the NYSE MKT Company Guide and National Instrument 52-110 (“NI 52-110”). Further, the board considers all relevant facts and circumstances in its determination of independence of all members of the board (including any relationships). Currently, Messrs. Carrabba, Beling, Morris, Cecil and Ms. Wightman are considered independent directors.

At all times since the Company’s February 23, 2016 annual general meeting, the Board has consisted of a majority of independent directors. NP 58-201 suggests that the board of directors of every listed company should be constituted with a majority of individuals who qualify as “independent” directors under National Instrument 52-110 Audit Committees (“NI 52-110”), which provides that a director is independent if he or she has no direct or indirect “material relationship” with the Company. “Material relationship” is defined as a relationship that could, in the view of a company’s board of directors, reasonably interfere with the exercise of a director’s independent judgment. Of the proposed nominees for election at the Meeting, one, being Mark Smith is an “insider” or management director and, accordingly is not considered by the Board to be “independent”. The remaining four proposed nominees, being Messrs. Carrabba, Beling, Morris and Mrs. Castner Wightman, are each considered by the Board to be “independent”, within the meaning of NI 52-110. Assuming that all the proposed nominees are elected as directors, the Board will continue to be composed of a majority of independent directors.

The Chair of the Board is Mark Smith, who is not independent. But the Company’s lead director, Joseph Carrabba is independent. The independent directors do not have regularly scheduled meeting in the absence of the non-independent directors and management, but can do so on an ad hoc basis, at the expense of the Company, as they see fit. The independent directors did not meet as a group, on a formal basis without the non-independent directors or management being present during the financial year ended June 30, 2016.

In assessing Form 58-101F1 and making the foregoing determinations, the circumstances of each director have been examined in relation to a number of factors, including discussions with each director and a review of the resumes of the directors and the corporate relationships and other directorships held by each of them.

Board Meetings

The Board held a total of seven meetings during the fiscal year ended June 30, 2016. None of our directors attended fewer than 75% of the total number of Board meetings and meetings of the committees on which the member of the Board serves with the exception of Joe Cecil, who is not standing for reelection, and Mr. Carrabba, who attended 5/7 Board meetings. Mr. Carrabba attended 100% of applicable committee meetings. Board members are not required to attend the Meeting.

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The attendance record of each director at full board meetings and with respect to meetings of any committees of which he/she is a member during the financial year ended June 30, 2016, either in person or by conference telephone, are as follows:

Name of Director	Full Board Meetings (7 total)	Audit Committee (6 total – decisions reflected in consent resolutions)	Compensation and Organization Committee (1 total)	Corporate Responsibility Committee (1 total)
Mark Smith	7	N/A	N/A	1
Joseph Carrabba	5	N/A	1	1
David Beling(1)	6	4	N/A	1
Michael Morris	7	6	1	N/A
Joseph Cecil	2	2	N/A	N/A
Anthony Fulton(2)	4	N/A	1	1
Anna Castner Wightman(3)	2	1	N/A	N/A

(1)	Mr. Beling’s Audit Committee attendance was 4/5, based on the date he resigned as a member of the audit committee. Mr. Beling joined the Compensation and Organization Committee subsequent to its meeting.
(2)	Mr. Fulton’s meeting attendance was 4/4, based on the date of his resignation as director of the Company.
(3)	Mrs. Castner Wightman’s attendance was 2/2 and 1/1, based on the date of her election as director of the Company and appointment to the Audit Committee, respectively. Mrs. Castner Wightman joined the Corporate Responsibility Committee subsequent to its meeting.

Mandate of the Board

The Board has not adopted a written mandate. The mandate of the Board, as prescribed by the Business Corporations Act (British Columbia) (the “BCBCA”), is to manage or supervise the management of the business and affairs of the Company and to act with a view to the best interests of the Company. In doing so, the Board oversees the management of the Company’s affairs directly and through the operation of its standing committees. In fulfilling its mandate, the Board, among other matters, is responsible for reviewing and approving the Company’s overall business strategies and its annual business plan, reviewing and approving the annual corporate budget and forecast, reviewing and approving significant capital investments outside the approved budget; reviewing major strategic initiatives to ensure that the Company’s proposed actions accord with its stated shareholder objectives; reviewing succession planning; assessing management’s performance against approved business plans and industry standards; reviewing and approving the financial statements, reports and other disclosure issued to shareholders; ensuring the effective operation of the Board; and safeguarding shareholders’ equity interests through the optimum utilization of the Company’s capital resources. The Board also takes responsibility for identifying the principal risks of the Company’s business and for ensuring these risks are effectively monitored and mitigated to the extent reasonably practicable. At this stage of the Company’s development, the Board does not believe it is necessary to adopt a written mandate, as sufficient guidance is found in the applicable corporate legislation and regulatory policies.

In keeping with its overall responsibility for the stewardship of the Company, the Board is responsible for the integrity of the Company’s internal control and management information systems (primarily through the Audit Committee) and for the Company’s policies respecting corporate disclosure and communications.

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Position Descriptions

The Board has not developed a written position for the Chairman of the Board, or for the CEO. To date, given the size of the Company and its stage of development, the Board does not believe that formal written position descriptions of the position of the Chairman of the Board or the CEO are required, and that good business practices and the common law provide guidance as to what is expected of each of such positions.

The general duties of the CEO are as set forth in the existing agreement between the CEO and the Company (the Smith Agreement as described elsewhere in this Information Circular), which were developed by the Board, in consultation with the CEO, at the time the agreement was entered into, and set forth the expectations of the role and position to be fulfilled by the CEO. Pursuant to the Smith Agreement, the Company (acting through the Board) has the ability to modify such duties as required, but it has not found it necessary to do so.

The charters for each of the Compensation and Organization Committee (the CC) and the Corporate Responsibility Committee contain a general description of the roles and tasks required to be performed by the Chair of the relevant committee.

Orientation and Continuing Education

The Board provides ad hoc orientation for new directors. New non-management directors are briefed on strategic plans, short, medium and long term corporate objectives, the Company’s current mineral properties and ongoing exploration programs, business risks and mitigation strategies, corporate governance guidelines and existing company policies when they become directors. However, there is no formal orientation for new members of the Board, and this is considered to be appropriate, given the Company’s size and current level of operations. If the growth of the Company’s operations and/or increased board turnover warrants it, the Board would consider implementing a formal orientation process.

The skills and knowledge of the Board as a whole is such that no formal continuing education process is currently deemed required. The Board is comprised of individuals with varying backgrounds, who have, both collectively, and in most cases individually, extensive experience in running and managing public companies in the natural resource sector, and several directors are also directors of other resource companies. Board members are encouraged to communicate with management, auditors and technical consultants to keep themselves current with industry trends and developments and changes in legislation, with management’s assistance. The Company will pay the reasonable costs of attendance by directors at continuing education courses and seminars with respect to corporate governance, directors’ duties and obligations and similar matters. Board members have full access to the Company’s records.

Reference is made to the heading “Election of Directors” for a description of the principal occupations of the proposed nominees for election as members of the Board.

Board Committees

Our board of directors has established an audit committee, a compensation and organization committee (the “Compensation Committee”), and a corporate responsibility committee, each of which operates under a written charter that has been approved by our board of directors.

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Our board of directors has determined that the members of the Audit Committee and Compensation Committee are independent directors under the NYSE MKT rules and NI 52-110 , including, in the case of all of the members of our Audit Committee, the independence requirements contemplated by Rule 10A-3 under the Exchange Act. In making such determination, the board of directors considered the relationships that each director has with our Company and all other facts and circumstances that the board of directors deemed relevant in determining director independence, including the beneficial ownership of our capital stock by each director.

Audit Committee and Audit Committee Financial Experts

Our Audit Committee is currently comprised of Anna Castner Wightman, Joe Cecil and Michael Morris. Our Board has determined that all members of the Audit Committee are financial experts, as defined by the rules of the Securities and Exchange Commission, and Canadian rules and regulations. The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). During the fiscal year ended June 30, 2016, the Audit Committee met 6 times. A copy of the Audit Committee charter is available on the Company’s website at www.niocorp.com. The Audit Committee charter is attached as Schedule A to this Information Circular.

The Audit Committee’s general duties and responsibilities are to:

•	Oversee the accounting and financial reporting processes of the Company, and the audit of its financial statements, including: (i) the integrity of the Company’s financial statements; (ii) the Company’s compliance with legal and regulatory requirements; and (iii) the external auditors’ qualifications and independence.

•	Resolve disagreements (if any) between management and the external auditor regarding financial reporting.

•	Serve as an independent and objective party to monitor the Company’s financial reporting processes and internal control systems.

•	Review and appraise the audit activities of the Company’s external auditors.

•	Provide open lines of communication among the external auditors, financial and senior management, and the Board for financial reporting and control matters, and meet periodically with management and with the external auditors.

•	Review the annual and interim consolidated financial statements of the Company, including the related notes, management’s discussion and analysis thereto for the purpose of recommending approval by the Board prior to release.

•	Assist the Board in the discharge of its fiduciary responsibilities relating to the Company’s accounting principles, reporting practices and internal controls.

•	Provide oversight of the management of the Company in designing, implementing and maintaining an effective system of internal controls.

•	Report periodically its findings and recommendations to the Board.

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•	Review and revise the Audit Committee Charter as necessary with the approval of the Board provided that the Audit Committee Charter may be amended and restated form time to time without the approval of the Board to ensure that the composition of the Audit Committee and the responsibilities and powers of the Audit Committee comply with the applicable laws and stock exchange rules.

The complete duties and responsibilities of the Audit Committee are more particularly set out in the Company’s Audit Committee Charter, available at www.niocorp.com.

Relevant Education and Experience of Audit Committee Members

The education and experience of each member of the Audit Committee relevant to the performance of his/her responsibilities as an Audit Committee member and, in particular, any education or experience that would provide the member with:

1.	an understanding of the accounting principles used by the Company to prepare its financial statements;

2.	the ability to assess the general application of such accounting principles in connection with the accounting for estimates, accruals and reserves;

3.	experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company’s financial statements, or experience actively supervising one or more persons engaged in such activities; and

4.	an understanding of internal controls and procedures for financial reporting, are as follows:

Anna Castner Wightman – Ms. Wightman currently serves as vice-president of government relations for First National Bank in Omaha, Neb. Prior to that, she worked for the Greater Omaha Chamber of Commerce and served in the U.S. Congress for former Congressman Bill Barrett and former Congresswoman Virginia Smith, both of whom represented the Third Congressional District of Nebraska. Ms. Wightman serves on the board of directors of the Nebraska Chamber of Commerce, Rose Theater for Performing Arts and Joslyn Castle.

Joe Cecil – Mr. Cecil served as Vice President and Comptroller of Unocal Corporation from December, 1997 until 2005. Mr. Cecil also served as its Principal Accounting Officer. During 1997, Mr. Cecil was Comptroller, International Operations of Unocal Corp. He was Comptroller of the 76 Products Company from 1995 until the sale of the West Coast refining, marketing and transportation assets in March 1997. Mr. Cecil also served on the Board of Directors for Molycorp.

Michael Morris - Mr. Morris is currently chairman of the board of Heritage Oaks Bankcorp, where he has been serving as a director since 2001. In addition, Mr. Morris is the senior principal and chairman of the board of Andre, Morris & Buttery, a professional law corporation. From 2000 to late 2006, Mr. Morris served on the board of Molycorp, which at the time was a wholly owned subsidiary of Unocal and then Chevron. Mr. Morris was the only independent director of Molycorp at that time. Mr. Morris is a graduate of Georgetown University and received his law degree from the University of the San Francisco School of Law. He has practiced business and environmental law for over 40 years. Mr. Morris served as a member of the Board of Governors and Vice President of the State Bar of California. He served as a 1st Lieutenant in the U.S. Army from 1970 to 1972.

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Reliance on Certain Exemptions

Since the commencement of the Company’s most recently completed financial year, the Company has not relied on the exemptions in section 2.4 (De Minimis Non-audit Services), 3.2 (Initial Public Offerings), 3.4 (Events Outside Control of Member), 3.5 (Death, Disability or Resignation of Audit Committee Member) of NI 52-110 or an exemption from NI 52-110, in whole or in part, granted by a securities regulator under Part 8 (Exemptions) of NI 52-110.

Reliance on the Exemption in subsection 3.3(2) or section 3.6

Since the commencement of the Company’s most recently completed financial year, the Company has not relied on the exemptions in subsection 3.3(2) (Controlled Companies) or section 3.6 (Temporary Exemption for Limited and Exceptional Circumstances).

Reliance on section 3.8

Since the commencement of the Company’s most recently completed financial year, the Company has not relied upon section 3.8 (Acquisition of Financial Literacy) for any of the audit committee members.

Audit Committee Oversight

Since the commencement of the Company’s most recently completed financial year, there has not been a recommendation of the Audit Committee to nominate or compensate an external auditor which was not adopted by the Board.

Audit Committee Report

The Company’s Audit Committee oversees the Company’s financial reporting process on behalf of the Board. The Committee has three members, each of whom is “independent” as determined under Rule 10A-3 of the Exchange Act and the rules of the NYSE MKT and applicable Canadian rules and regulations. The Audit Committee operates under a written charter adopted by the Board.

The Audit Committee assists the Board by overseeing the (1) integrity of the Company’s financial reporting and internal control, (2) independence and performance of the Company’s independent auditors, (3) and provides an avenue of communication between management, the independent auditors and the Board.

In the course of providing its oversight responsibilities regarding the audited annual financial statements for the year ended June 30, 2016, the Audit Committee reviewed the audited annual financial statements for the year ended June 30, 2016, which appear in our annual report to shareholders with management and the Company’s independent auditors. The Audit Committee reviewed accounting principles, practices, and judgments as well as the adequacy and clarity of the notes to the financial statements.

The Audit Committee reviewed the independence and performance of the independent auditors who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, and such other matters as required to be communicated by the independent auditors in accordance with Statement of Auditing Standards 61, as superseded by Statement of Auditing Standard 114 – the Auditor’s Communication With Those Charged With Governance, as modified or supplemented.

The Committee meets with the independent auditors to discuss their audit plans, scope and timing on a regular basis, with or without management present. The Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board for independent auditor communications with Audit Committees concerning independence, as may be modified or supplemented, and has discussed with BDO USA, LLP its independence from us.

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While the Company was not obligated to filed a Form 10-K for the fiscal year ended June 30, 2016 because it was not subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, until October 13, 2016, in reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements for the fiscal year ended June 30, 2016 be included in the Company’s Registration Statement on Form S-1 (333-213451), filed with the United States Securities and Exchange Commission on September 2, 2016, as amended September 22, 2016, and in the Annual Report to Shareholders which accompanies this Information Circular. The Audit Committee and the Board have also recommended the selection of BDO USA, LLP as independent auditors for the Company for the fiscal year ending December 31, 2016.

Submitted by:

Anna Castner Wightman

Joe Cecil

Michael Morris

Compensation Committee

Our Compensation Committee is comprised of is comprised of Joseph Carrabba as the Chairman, David Beling and Michael Morris. All members of the Compensation Committee are independent. None of the members of our Compensation Committee at any time has been one of our officers or employees. During the fiscal year ended June 30, 2016, the compensation and organization committee met one time. A copy of the Compensation Committee charter is available on the Company’s website at www.niocorp.com.

For a description of what the Compensation Committee is authorized to do see “Summary Compensation” below.

Compensation Committee Interlocks and Insider Participation

There are no compensation and organization committee or Board interlocks among the members of the Company’s Board

Nomination of Directors

The Company does not have a nominating and the Board as a whole is responsible for reviewing proposals for new nominees to the Board, and conducting such background reviews, assessments, interviews and other procedures as it believes necessary to ascertain the suitability of a particular nominee. The Board believes that given the small size of the Board and preponderance of independent directors on the Board that a separately designated nominating committee is not required to maintain Board independent oversight and ensure the selection of qualified nominees to the Board. Further the Board believes that discussing and selecting nominees with the entire Board provides a better assessment of nominees for future Board cohesion. The selection of potential nominees are generally the result of recruitment efforts by individual Board members, including both formal and informal discussions among Board members and with the CEO, and are usually based upon the desire to have a specific set of skills or expertise included on the Board. The Board does not have a written charter with respect to the director nomination process.

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The appointment of new directors (either to fill vacancies or to add additional directors as permitted by applicable corporate legislation) or the nomination for election as a director of a person not currently a director by the shareholders at an annual general meeting is carried out by the Board.

Recommendations to the Board

The Board will consider recommendations for director nominees made by shareholders and others. For consideration by the Committee, the nominating shareholder or other person must provide the Company’s Vice President, General Counsel and Corporate Secretary John F. Ashburn, Jr., at the Company’s principal offices, with information about the nominee, including the detailed background of the suggested candidate.

Outside of Mark Smith’s, the Company’s Chief Executive Officer, participation on the Board as a director, no shareholder or shareholders holding 5% or more of the Company’s outstanding stock, either individually or in aggregate, has recommended a nominee for election to the Board as of the date of this filing.

Board Diversity

The Board has not adopted a written policy or set targets relating to the identification and nomination of diverse directors or executive officers as it does not believe, at the present time, that it is necessary for the Company to have a written policy. The Board is committed to nominating the best individuals with relevant board and industry experience to fill director roles and executive officer positions. The Board believes that diversity is important to ensure that Board members and senior management provide the necessary range of perspectives, experience and expertise required to achieve the Company’s goals and strategic objectives. The Board recognizes that gender diversity is a significant aspect of diversity and acknowledges the important role that women with appropriate and relevant skills and experience can play in contributing to diversity of perspective in the boardroom and in senior management roles.

The Board reviews the general and specific criteria applicable to candidates to be considered for nomination to the Board. The Board aims to maintain the composition of the Board in a way that provides the best mix of skill and experience to guide the Company’s long-term strategy and ongoing business operations. Accordingly, in searches for new directors or officers, the Board considers the level of gender and cultural representation and diversity within its leadership ranks and this is just one of several factors used in its search process.

Currently, the Company has one female board member and no female executive officers.

Other Board Committees

Committees of the Board are an integral part of the Company’s governance structure. At the present time, the Board has the following standing committees: Audit Committee, Compensation and Organization Committee and Corporate Responsibility Committee. Disclosure regarding the Audit Committee and Compensation and Organization Committee is included elsewhere in this Information Circular.

The Corporate Responsibility Committee is responsible for assisting the Board in overseeing (i) the Company’s environmental, safety and health, and corporate social responsibility policies and programs, and (ii) the Company’s environmental, safety and health, and corporate social responsibility performance.

Assessments

The Board has traditionally monitored, but not formally assessed, its performance or the performance of individual directors or committee members or their contributions. The CC has, as part of its mandate, the responsibility for evaluating the performance of the CEO and Chair of the Board. In the future, the CC may consider appropriate processes for evaluations of individual directors, and may review the processes adopted by similar sized public natural resource companies in order to assist it in this regard.

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Board of Directors Tenure

The Board has not adopted policies imposing an arbitrary term or retirement age limit in connection with individuals nominated for election as directors as it does not believe that such a limit is in the best interests of the Company at this time. The Board annually reviews the composition of the Board, including the age and tenure of individual directors. The Board strives to achieve a balance between the desirability to have a depth of experience from its members and the need for renewal and new perspectives.

Insider Participation and Other Relationships

Mark Smith, our Chief Executive Officer, is also a member of our board of directors.

Since June 17, 2015, we have certain debt obligations to Mr. Smith as more fully described under “Certain Relationships and Related Person Transactions.”

Ethical Business Conduct

The Board expects management to operate the business of the Company in a manner that enhances shareholder value and is consistent with the highest level of integrity. Management is expected to execute the Company’s business plan and to meet performance goals and objectives according to the highest ethical standards.

In addition, directors and senior officers are bound by the provisions of the Company’s Articles and the BCBCA which set forth how any conflicts of interest are to be dealt with. In particular, any director who has a material interest in a particular transaction is required to disclose such interest and to refrain from voting with respect to the approval of any such transaction

Code of Business Conduct and Ethics

Our Board of Directors has adopted a written Code of Business Conduct and Ethics applicable to our employees, officers and directors, including those officers responsible for financial reporting. The Code of Business Conduct and Ethics is available on our website at www.niocorp.com. If the Company amends the Code of Business Conduct and Ethics or grants a waiver, including an implicit waiver, from the Code of Business Conduct and Ethics, the Company will disclose the information on its internet website. The waiver information will remain on the website for at least twelve months after the initial disclosure of such waiver.

Board Role in Risk Oversight

Our Board is responsible for overseeing the Company’s management of risk. The Board strives to effectively oversee the Company’s enterprise-wide risk management in a way that balances managing risks while enhancing the long-term value of the Company for the benefit of the shareholders. The Board understands that its focus on effective risk oversight is critical to setting the Company’s tone and culture towards effective risk management. To administer its oversight function, the Board seeks to understand the Company’s risk philosophy by having discussions with management to establish a mutual understanding of the Company’s overall appetite for risk. Our Board maintains an active dialogue with management about existing risk management processes and how management identifies, assesses, and manages the Company’s most significant risk exposures. Our Board expects frequent updates from management about the Company’s most significant risks so as to enable it to evaluate whether management is responding appropriately.

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Our Board relies on each of its committees to help oversee the risk management responsibilities relating to the functions performed by such committees. Our Audit Committee periodically discusses with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies. Our Compensation and Organization Committee helps the Board to identify the Company’s exposure to any risks potentially created by our compensation programs and practices. Each of these committees is required to make regular reports of its actions and any recommendations to the Board, including recommendations to assist the Board with its overall risk oversight function.

Board Leadership Structure

The Board has reviewed the Company’s current Board leadership structure in light of the composition of the Board, the Company’s size, the nature of the Company’s business, the regulatory framework under which the Company operates, the Company’s shareholder base, the Company’s peer group and other relevant factors. Considering these factors the Board has determined to have a separate Chief Executive Officer and Chairman of the Board. The Chairman of the Board is a non-executive position. The Board has determined that this structure is currently the most appropriate Board leadership structure for the Company. The Board noted the following factors in reaching its determination:

•	The Board acts efficiently and effectively under its current structure.

•	A structure of a separate Chief Executive Officer and non-executive Chairman of the Board puts the Company in the best position efficiently handle major issues facing the Company on a day-to-day and long-term basis, and still ensure that the Board is in the best position to have an independent director identify key risks and developments facing the Company and have those risks and developments brought promptly to the Board’s attention.

•	This structure eliminates the potential for confusion and duplication of efforts at the highest executive level.

•	Companies within the Company’s peer group utilize similar Board structures.

The Company’s non-executive Chairman of the Board acts as a lead independent director. Given the size of the Board, the Board believes that having a non-executive Chairman of the Board combined with the presence of other independent directors and independent directors sitting on all of the Board’s committees is sufficient independent oversight of the Chief Executive Officer. The independent directors work well together in the current board structure and the Board does not believe that selecting a lead independent director outside of the non-executive Chairman of the Board would add significant benefits to the Board’s oversight role.

Director Compensation

The Company has six directors, one of which is also an executive officer, Mark Smith. For a description of the compensation paid to the executive officer of the Company who also acts as a director, see “Summary Compensation Table” below.

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The following table sets forth all compensation the Company granted to our directors, other than the director who is also an executive officer, for the fiscal year ended June 30, 2016:

Name (a)	Option Awards(1) ($) (d)	Total ($) (h)
Joseph Carrabba	$84,252	$84,252
Dave Beling	$63,189	$63,189
Michael Morris	$63,189	$63,189
Joseph Cecil	$63,189	$63,189
Anna Castner Wightman	Nil	Nil

(1)	The value of the option-based awards was determined using the Black-Scholes option-pricing model, with the following assumptions:

2016
Risk-free interest rate	0.75%
Expected dividend yield	0%
Expected stock price volatility	98.2%
Expected life of options	2.15 years

Option pricing models require the input of highly subjective assumptions, particularly as to the expected volatility of the stock. Changes in these assumptions can materially affect the fair value estimate, and therefore it is management’s view that the existing models may not provide a single reliable measure of the fair value of the Company’s stock option grants. The Company uses an option-pricing model because there is no market for which employee options may be freely traded. Readers are cautioned not to assume that the value derived from the model is the value that an employee might receive if the options were freely traded, nor assume that these amounts are the same as those reported for income tax purposes.

For the fiscal year ending June 30, 2016, the directors of the Company did not receive a fee for serving on the board of directors of the Company. The directors of the Company have no standard compensation arrangements, or any other arrangements, with the Company, except as herein disclosed. Executive officers of the Company who also act as directors of the Company do not receive any additional compensation for services rendered in such capacity, other than as paid by the Company to such Executive Officers in their capacity as Executive officers. See “Summary Compensation Table” below.

Communications with Directors

We have not adopted a formal process for shareholder communications with the Board. We believe it is appropriate to not have a formal process for shareholder communications with the Board, because historically we have received such shareholder communications very infrequently. Nevertheless, we have tried to ensure that the views of shareholders are heard by the Board or individual directors, as applicable, and that appropriate responses are provided to shareholders in a timely manner. We believe our responsiveness to shareholder communications to the Board has been good. A shareholder may submit any communication with directors to us at our corporate offices, to the attention of John F. Ashburn, Jr., Vice President, General Counsel and Corporate Secretary.

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EXECUTIVE OFFICERS

As of November 2, 2016, the executive officers of the Company, their ages and their business experience and principal occupation during the past five years were as follows:

Name	Age	Position	Date of Appointment
Mark A. Smith	57	CEO, President, Executive Chairman and Director	CEO and Director: Sept. 23, 2013 President and Executive Chairman: May 31, 2015
Neal Shah	42	CFO	July 1, 2016; Interim CFO on March 31, 2015
Scott Honan	45	Vice President, Business Development	May 6, 2014
John Ashburn, Jr.	61	Vice-President, General Counsel and Corporate Secretary	April 2, 2015
Jim Sims	55	VP of External Affairs	November 2, 2015

The following sets forth a brief description of the business experience of each executive officer of the Company:

Mark Smith – Director, President and Chief Executive Officer

Mr. Smith has 36 years of experience in operating, developing, and financing mining and strategic materials projects in the Americas and abroad. In September 2013, he was appointed CEO and a Director of NioCorp. Mr. Smith also serves as the President and Chief Executive Officer for Largo Resources Ltd., a mineral company with an operating property in Brazil and projects in Brazil & Canada. From October 2008 through December 2012, Mr. Smith served as Chief Executive Officer and Director of Molycorp Inc., where he was instrumentally involved in taking it from a private company to a publicly traded company with a producing mine. From November 2011 through May 2015, he served on the Board of Directors at Avanti Mining (TSXv : AVT, Avanti Mining changed its name to AlloyCorp in early 2015). From December 2012 through September 2013, he served as the Managing Director of KMSmith LLC where he served as a consultant.

Prior to Molycorp, he held numerous engineering, environmental, and legal positions within Unocal Corporation (“Unocal”) and later served as the President and Chief Executive Officer of Chevron Mining Inc. (“Chevron”), a wholly-owned subsidiary of Chevron Corporation. Mr. Smith also served for over seven years as the shareholder representative of CBMM, a private company that currently produces approximately 85% of the world supply of niobium. During his tenure with Chevron, Mr. Smith was responsible for Chevron’s three coal mines, one molybdenum mine, a petroleum coke calcining operation and the Mountain Pass mine. At Unocal, he served as the Vice-President from June 2000 to April 2006, and managed the real estate, remediation, mining and carbon divisions. Mr. Smith is a Registered Professional Engineer and serves as an active member of the State Bars of California and Colorado. He received his Bachelor of Science degree in Agricultural Engineering from Colorado State University in 1981 and his Juris Doctor, cum laude, from Western State University, College of Law, in 1990.

Mr. Smith’s extensive leadership, management, strategic planning, and strategic materials industry expertise through his various leadership and directorship roles in public companies large and small makes him well-qualified to serve as a member of the board of directors of NioCorp.

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Neal Shah – CFO

Mr. Shah joined NioCorp in September 2014 as Vice President of Finance, and now serves as the Company’s CFO. Mr. Shah served as Finance Manager at Covidien Ltd., based out of the company’s Boulder, CO office from May 2014 through September 2014. From April 2011 until May 2014, he held the positions of Senior Manager of Corporate Development and M&A and more recently the Director of Strategy and Business Planning at Molycorp Inc.'s corporate offices in Greenwood Village, CO. Mr. Shah graduated from the University of Colorado with a BSc in Mechanical Engineering in 1996, and from Purdue University with an MBA in 2002. Since the completion of his MBA, Mr. Shah also held key finance roles with Intel Corporation and IBM.

Scott Honan – Vice President, Business Development

Mr. Honan joined NioCorp in May 2014 and now serves as Vice President, Business Development. He also serves as President of Elk Creek Resources Corporation, the NioCorp subsidiary that is developing the Elk Creek Project in Nebraska. Prior to his work at NioCorp, Mr. Honan served in several leadership capacities at Molycorp, Inc. from February 2001 - May 2014, including as Vice President Health, Environment, Safety and Sustainability and General Manager and Environmental Manager. With over 23 years of experience in the gold and rare earth industries, Mr. Honan is a graduate of Queen’s University in Mining Engineering in both Mineral Processing (B.Sc. Honors) and Environmental Management (M.Sc.) disciplines.

Jim Sims - Vice President, External Affairs

Mr. Sims has more than 25 years of experience in devising and executing marketing, media relations, public affairs, and investor relations operations for companies in the mining, chemical, manufacturing, utility, and renewable energy sectors. He joined NioCorp in November 2015, after serving for more than five years as Director (and then Vice President) of Corporate Communications for Molycorp, Inc from March 2010 through November 2015. Jim also serves as Director of Investor and Public Relations for IBC Advanced Alloys Corporation. Jim was President and CEO of Policy Communications, Inc. from 1998 – 2010, and served as White House Director of Communications for the Energy Policy Development Group. A former U.S. Senate Chief of Staff, he is the co-founder and former Executive Director of the Geothermal Energy Association, and he has served as Board Chairman of the Rare Earth Technology Alliance. He is an honors graduate of Georgetown University.

John Ashburn – Vice President, General Counsel and Corporate Secretary

An attorney with 35 years of experience, including 25 years in extractive industries, Mr. Ashburn joined NioCorp in January 2015 and was appointed to Vice President, General Counsel and Corporate Secretary on April 2, 2015. He served as Vice President, Chief Legal Officer and a member of the Board of Directors of Simbol, Inc., a privately held development stage Lithium production company, from May 2013 – January 2015, and was Executive Vice President and General Counsel of Molycorp, Inc. from December 2008 – April 2013. Prior to that, he held senior legal positions with Chevron and Unocal. Mr. Ashburn holds a Juris Doctorate from Northern Illinois University, School of Law.

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EXECUTIVE COMPENSATION

The following table sets out the compensation received for the fiscal years June 30, 2015 and June 30, 2016 in respect to each of the individuals who served as the Company’s chief executive officer at any time during the last fiscal year, as well as the Company’s most highly compensated executive officers:

Summary Compensation Table

Name and Principal Position (a)	Fiscal Year (b)		Salary ($) (c)	Option Awards (1) ($) (f)	Total ($) (j)
Mark A Smith, CEO, President	2016	(2)	$270,000	$157,972	$427,972
	2015	(2)	$270,000	$287,230	$557,230

Scott Honan, Vice President Business	2016		$212,500	$105,315	$317,815
Development	2015		$200,000	$162,940	$362,940

Peter Dickie, Former President and Former CEO	2015	(3)	$164,165	$248,580	$412,745

John Ashburn, Jr., Vice-President, General Counsel and Corporate Secretary	2016		$200,000	$73,720	$273,720

(1)	The value of the option-based awards was determined using the Black-Scholes option-pricing model, with the following assumptions:

	2016	2015
Risk-free interest rate	0.75%	1.25%
Expected dividend yield	0%	0%
Expected stock price volatility	98.2%	105.7%
Expected life of options	2.15 years	2.15 years

Option pricing models require the input of highly subjective assumptions, particularly as to the expected volatility of the stock. Changes in these assumptions can materially affect the fair value estimate, and therefore it is management’s view that the existing models may not provide a single reliable measure of the fair value of the Company’s stock option grants. The Company uses an option-pricing model because there is no market for which employee options may be freely traded. Readers are cautioned not to assume that the value derived from the model is the value that an employee might receive if the options were freely traded, nor assume that these amounts are the same as those reported for income tax purposes.

(2)	Paid to KMSmith LLC, an entity controlled by Mr. Smith.

(3)	During the fiscal year ended June 30, 2015, Mr. Smith was appointed as President on May 31, 2015 following the retirement of Mr. Dickie as President, so the information provided for Mr. Dickie for the financial year ended June 30, 2015 is information for less than a full financial year.

Narrative Disclosure to Summary Compensation Table

Compensation and Organization Committee

The Board has established the Compensation Committee, and has adopted a written charter for the Compensation Committee, effective August 2015. The overall purpose of the Compensation Committee is to act on behalf of the Board and in the best interest of the Company’s shareholders to support the Company’s efforts to attract, retain, develop and reward employees to achieve its annual and strategic objectives. The written charter for the Compensation Committee sets out the role of the Chair of the Compensation Committee.

The responsibilities of the Compensation Committee generally include: (1) recommending compensation policies to the Board for approval and thereafter implementing such policies; (2) ensuring the Company has programs in place to attract and develop management of the highest caliber and a process to provide for the orderly succession of management; (3) assessing and reporting to the Board on the performance of the CEO; (4) reviewing the compensation of the CEO and other officers and members of the Board and making recommendations in respect thereof to the Board; (5) reviewing and approving any proposed amendments to the Company’s incentive stock options plan; (6) making recommendations to the Board concerning stock option grants; and (7) overseeing and considering the implications and risks associated with the Company’s compensation policies.

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The Compensation Committee is responsible for assisting the Board in monitoring, reviewing and approving compensation policies and practices of the Company and its subsidiaries and administering the Company’s Incentive Stock Option Plan. With regard to the CEO, the Compensation Committee is responsible for reviewing and approving corporate goals and objectives relevant to the CEO’s compensation, evaluating the CEO’s performance in light of those goals and objectives and making recommendations to the Board with respect to the CEO’s compensation level based on this evaluation. In consultation with the CEO, the Compensation Committee makes recommendations to the Board on the framework of executive remuneration and its cost and on specific remuneration packages for each of the directors and officers other than the CEO, including recommendations regarding awards under equity compensation plans. The Compensation Committee also reviews executive compensation disclosure before the Company publicly discloses the information. The Compensation Committee’s decisions are typically reflected in consent resolutions.

There is currently no formal executive compensation program in place. The Board, in conjunction with the Compensation Committee, consider compensation and rewards to senior management on the basis of individual and corporate performance, both in the short term and the long term, while at the same time being mindful of the responsibility that the Company has to its shareholders. The members of the Compensation Committee use their own experience and familiarity with the industry to determine what they believe to be reasonable salaries.

The base salaries of senior management of the Company are set at levels which are considered by the members of the Compensation Committee to be competitive, thereby enabling the Company to compete for and retain executives critical to the long term success of the Company. Initially, salaries (or, for those executive officers who provide their services through consulting arrangements, consulting fees) are set through negotiation when an executive officer joins the Company (with direct input from the Compensation Committee) and are subsequently reviewed each fiscal year to determine if adjustments are required.

The incentive portion of the compensation package consists primarily of the awarding of stock options. In addition, the Board has discretion where deemed appropriate and financially affordable for the Company, to grant cash bonuses based on the performance of both the individual and the Company. Share ownership opportunities through the grant of incentive stock options are provided to align the interests of senior management of the Company with the longer-term interests of the shareholders of the Company.

In general, the Compensation Committee considers that its compensation program should be relatively simple in concept, given the current stage of the Company’s development, and that its focus should be balanced between reasonable current compensation and longer term compensation tied to performance of the Company as a whole. The Compensation Committee has not established a formal set of benchmarks or performance criteria to be met by the Company’s executive officers, rather, the members of the Compensation Committee use their own subjective assessments of the success (or otherwise) of the Company to determine, collectively, whether or not the executive officers are successfully achieving the Company’s business plan and strategy and whether they have over, or under, performed in that regard. The Compensation Committee has not established any set or formal formula for determining executive officer compensation, either as to the amount thereof or the specific mix of compensation elements, and compensation, and adjustments thereto, are set through informal discussions at the Compensation Committee level.

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To date, neither the Compensation Committee nor the Board as a whole has considered the implications of the risks associated with the Company’s compensation policies and practices. At this time, the Company does prohibit executive officers or directors from purchasing financial instruments, including, for greater certainty, prepaid variable forward contracts, equity swaps, collars, or units of exchange funds, that are designed to hedge or offset a decrease in market value of equity securities granted as compensation or held, directly or indirectly, by the executive officer or director.

Option-based Awards

The Company’s Stock Option Plan is administered by the Compensation Committee, and is intended to advance the interests of the Company through the motivation, attraction and retention of key employees, officers and directors of the Company and subsidiaries of the Company and to secure for the Company and its shareholders the benefits inherent in the ownership of common shares of the Company by key employees, officers, directors and consultants of the Company and subsidiaries of the Company. Grants of options under the Option Plan are proposed/recommended by the CEO, and reviewed by the Compensation Committee. The Compensation Committee can approve, modify or reject any proposed grants, in whole or in part. In general, the allocation of available options among the eligible participants in the Option Plan is on an ad hoc basis, and there is no set formula for allocating available options, nor is there any fixed benchmark or performance criteria to be achieved in order to receive an award of options.

The Compensation Committee does not consider the “value” of any such option grants in determining the number of options to award to any individual, as any such “value” is an accounting measure that is not relevant to incentivizing the individual. The timing of the grants of options is determined by the Compensation Committee, and there is no regular interval for the awarding of option grants. In general, a higher level of responsibility will attract a larger grant of options. Because the number of options available is limited, in general, the Compensation Committee aims to have individuals at what it subjectively considers to be the same levels of responsibility holding equivalent numbers of options, with additional grants being allocated for individuals who the Compensation Committee believes are in a position to more directly affect the success or the Company through their efforts.

The Compensation Committee looks at the overall number of options held by an individual (including the exercise price and remaining term of existing options and whether any previously granted options have expired out of the money or were exercised) and takes such information into consideration when reviewing proposed new grants. After considering the CEO’s recommendations and the foregoing factors, the resulting proposed option grant (if any) is then submitted to the Board for approval.

During the fiscal year ended June 30, 2015, the Compensation Committee approved all recommendations for the grant of incentive stock options proposed by management (of which an aggregate of 2,800,000 (41%) were granted to executive officers, 1,800,000 (26%) were granted to directors who are not executive officers and 2,220,000 (33%) were granted to non-executive officer employees and consultants).

During the fiscal year ended June 30, 2016, the Compensation Committee approved all recommendations for the grant of incentive stock options proposed by management (of which an aggregate of 2,450,000 (42%) were granted to executive officers, 1,600,000 (27%) were granted to directs who are not executive officers and 1,825,000 (31%) were granted to non- executive officer employees and consultants)

Compensation Governance

The Company’s Compensation Committee determines an appropriate amount of compensation for its executives, reflecting the need to provide incentive and compensation for the time and effort expended by the executives while taking into account the financial and other resources of the Company.

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The Compensation Committee has the authority to engage and compensate, at the expense of the Company, any outside advisor that it determines to be necessary to permit it to carry out its duties (including compensation consultants and advisers), but it did not retain any such outside consultants or advisors during the financial year ended June 30, 2015.

Employment Agreements

We have entered into employment agreements with certain Company officers and key employees, including Mr. Mark Smith (whom is listed in the executive compensation table above).

The Company and KMSmith, LLC. (“KMSmith”) entered into a Consulting Agreement effective September 23, 2013 (the “Smith Agreement”). Under the terms of the Smith Agreement, KMSmith, through Mark Smith, provides the duties and responsibilities of the Chief Executive Officer of the Company and related services, for an indefinite term at a rate of $270,000 per annum, payable in equal monthly installments of $22,500. KMSmith also received a one-time signing bonus of $165,000. Any other bonuses and incentive payments are payable at the discretion of the Board of Directors. Mr. Smith is entitled to receive stock options under the Company’s Stock Option Plan, which options are approved by the Board at the time of grant. The Company may terminate the Smith Agreement at any time without notice or payment should KMSmith commit a material breach of the Smith Agreement. In the event the Smith Agreement is terminated by the Company for any reason other than as set out in the Smith Agreement or if KMSmith terminates the Smith Agreement on the occurrence of a Triggering Event, the Company shall pay KMSmith a lump sum termination fee equal to the annual salary in effect at the termination date as well as the average of any annual bonuses or other cash payments for two calendar years immediately preceding the year the termination occurs. A Triggering Event is defined as a substantial change in the nature of services to be performed by KMSmith; a material breach by the Company of the Smith Agreement that is not remedied within 30 days; the ceasing of the Company as a going concern; the failure of the Company to pay a material amount due; or a material reduction in salary. KMSmith may terminate the Smith Agreement on 90 days’ written notice and, should the Company immediately accept such termination notice, it shall pay KMSmith the sum of $69,904. Should a change of control of the Company occur (as that term is defined in the Smith Agreement) and within one year, either a Triggering Event occurs and KMSmith terminates the Smith Agreement or KMSmith’s engagement is terminated without the occurrence of a Triggering Event, then KMSmith shall be entitled to receive an amount equal to the annual salary in effect at the termination date as well as the average of any annual bonuses or other cash payments for two calendar years immediately preceding the year the termination occurs. In the event KMSmith is entitled to a termination payment with respect to a change of control, any stock options previously granted to Mr. Smith shall become fully vested and shall remain exercisable for the original term of grant despite a termination of KMSmith.

Stock Option, Stock Awards and Equity Incentive Plans

In accordance with the Company’s Option Plan the Company granted certain of its executive officers stock options during the Company’s 2015 and 2016 fiscal year; no other equity based awards were granted to executive officers during the 2015 or 2016 fiscal year.

The following table sets forth the outstanding equity awards for each named executive officer at June 30, 2016. The Company has not granted stock based awards to any of its named executive officers.

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Outstanding Equity Awards at Fiscal Year-End

	Option Awards
Name and Principal Position (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Option Exercise Price (e)	Option Expiration Date (f)
Mark A. Smith(1)	300,000	Nil	0.80	12/22/2017
	375,000	375,000	0.62	1/19/2021
Mark A Smith Total	675,000	375,000

Neal Shah(2)	500,000	Nil	0.76	9/2/2017
	200,000	Nil	0.80	12/22/2017
	175,000	175,000	0.62	1/19/2021
Neal Shah Total:	875,000	175,000

Scott Honan(3)	370,000	Nil	0.50	5/9/2017
	250,000	Nil	0.65	7/28/2017
	200,000	Nil	0.80	12/22/2017
	250,000	250,000	0.62	1/19/2021
Scott Honan Total:	1,070,000	250,000

John Ashburn, Jr.(4)	500,000	Nil	0.80	12/22/2017
	175,000	175,000	0.62	1/19/2021
John Ashburn Jr. Total	675,000	175,000

Jim Sims (5)	250,000	250,000	0.62	1/19/2021

Totals:	3,545,000	1,225,000

(1)	On December 22, 2014, Mr. Smith was granted 300,000 options to purchase common shares for a period of 3 years at a price of C$0.80. On January 21, 2016, Mr. Smith was granted 750,000 options to purchase common shares for a period of 5 years at a price of C$0.62 and vest over a period of 18 months

(2)	On September 2, 2014, Mr. Shah was granted 500,000 options to purchase common shares for a period of 3 years at a price of C$0.76. On December 22, 2014, Mr. Shah was granted 200,000 options to purchase common shares for a period of 3 years at a price of C$0.80. On January 21, 2016, Mr. Shah was granted 350,000 options to purchase common shares for a period of 5 years at a price of C$0.62 and vest over a period of 18 months

(3)	On May 9, 2014, Mr. Honan was granted 500,000 options to purchase common shares for a period of 3 years at a price of C$0.50. On July 28, 2014, Mr. Honan was granted 250,000 options to purchase common shares for a period of 3 years at a price of C$0.65. On December 22, 2014, Mr. Honan was granted 200,000 options to purchase common shares for a period of 3 years at a price of $0.80. On January 21, 2016, Mr. Honan was granted 500,000 options to purchase common shares for a period of 5 years at a price of C$0.62 and vest over a period of 18 months

(4)	On December 22, 2014, Mr. Ashburn was granted 500,000 options to purchase common shares for a period of 3 years at a price of C$0.80. On January 21, 2016, Mr. Ashburn was granted 350,000 options to purchase common shares for a period of 5 years at a price of C$0.62 and vest over a period of 18 months.

(5)	On January 21, 2016, Mr. Sims was granted 500,000 options to purchase common shares for a period of 5 years at a price of C$0.62 and vest over a period of 18 months

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EQUITY COMPENSATION PLANS

The following table sets forth information as of June 30, 2016 relating to all our equity compensation plans:

Equity Compensation Plan Information
Plan Category and Description	Number of Securities to be issued upon Exercise of Outstanding Options, Warrants, and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights (b)		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity Compensation Plans Approved by Security Holders (1)	12,175,000	C$	0.71	5,879,364
Equity Compensation Plans Not Approved by Security Holders	N/A		N/A	N/A
Total	12,175,000	C$	0.71	5,879,364

(1)	Represents options granted pursuant to the Company’s Option Plan.

Description of the Stock Option Plan

On January 22, 2016, NioCorp’s Board of Directors adopted the Stock Option Plan (the “Option Plan”).

As of the date of this information circular there are 12,175,000 stock options outstanding which represents, approximately 6.7% of the Company’s currently issued and outstanding Common Shares.

During the fiscal year ended June 30, 2015, the Compensation Committee approved all recommendations for the grant of incentive stock options proposed by management (of which an aggregate of 2,800,000 (41%) were granted to NEOs, 1,800,000 (26%) were granted to directors who are not NEOs and 2,220,000 (33%) were granted to non-NEO employees and consultants).

Purpose of the Plan

The Option Plan is intended as an incentive to enable the Company to attract and retain qualified directors, officers, employees and consultants of the Company and its affiliates, promote a proprietary interest in the Company and its affiliates among its employees, officers, directors and consultants, and stimulate the active interest of such persons in the development and financial success of the Company and its affiliates.

General Description of the Plan

The Option Plan is administered by the Compensation Committee. Options are granted by the Board based upon the recommendations of the Compensation Committee. The Option Plan will be effective until January 22, 2026, unless earlier terminated by the Board.

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The Company’s Option Plan is administered by the Compensation Committee, and is intended to advance the interests of the Company through the motivation, attraction and retention of key employees, officers and directors of the Company and subsidiaries of the Company and to secure for the Company and its shareholders the benefits inherent in the ownership of common shares of the Company by key employees, officers, directors and consultants of the Company and subsidiaries of the Company. Grants of options under the Option Plan are proposed/recommended by the CEO, and reviewed by the Compensation Committee. The Compensation Committee can approve, modify or reject any proposed grants, in whole or in part. In general, the allocation of available options among the eligible participants in the Option Plan is on an ad hoc basis, and there is no set formula for allocating available options, nor is there any fixed benchmark or performance criteria to be achieved in order to receive an award of options. The Compensation Committee does not consider the “value” of any such option grants in determining the number of options to award to any individual, as any such “value” is an accounting measure that is not relevant to incentivizing the individual. The timing of the grants of options is determined by the Compensation Committee, and there is no regular interval for the awarding of option grants. In general, a higher level of responsibility will attract a larger grant of options. Because the number of options available is limited, in general, the Compensation Committee aims to have individuals at what it subjectively considers to be the same levels of responsibility holding equivalent numbers of options, with additional grants being allocated for individuals who the Compensation Committee believes are in a position to more directly affect the success or the Company through their efforts. The Compensation Committee looks at the overall number of options held by an individual (including the exercise price and remaining term of existing options and whether any previously granted options have expired out of the money or were exercised) and takes such information into consideration when reviewing proposed new grants. After considering the CEO’s recommendations and the foregoing factors, the resulting proposed option grant (if any) is then submitted to the Board for approval.

A brief description of the Option Plan is as follows:

1.          Options may be granted to Employees, Senior Officers, Directors, Non-Employee Directors, Management Company Employees, and Consultants (all as defined in the Option Plan) of the Company and its affiliates who are, in the opinion of the Compensation Committee, in a position to contribute to the success of the Company or any of its affiliates.

2.          The aggregate number of common shares that may be issuable pursuant to options granted under the Option Plan at any particular time (together with those common shares which may be issued pursuant to any other security-based compensation plan(s) of the Company or any other option(s) for services granted by the Company at such time), unless otherwise approved by shareholders, may not exceed that number which is equal to 10% of the common shares issued and outstanding at such time. For greater certainty, in the event options are exercised, expire or otherwise terminate, the Company may (subject to such 10% limit) grant an equivalent number of new options under the Option Plan and the Company may (subject to such 10% limit) continue to grant additional options under the Option Plan as its issued capital increases, even after the Option Plan has received regulatory acceptance and shareholder approval.

3.          The number of common shares subject to each option will be determined by the Board at the time of grant (based upon the recommendations of the Compensation Committee), provided that:

(a)        the maximum aggregate number of common shares reserved for issuance pursuant to options granted under the Option Plan and any other share compensation arrangements of the Company for issuance to insiders at any particular time may not exceed 10% of the issued common shares at such time; and

(b)        the number of common shares issued to Insiders pursuant to the Option Plan (together with any common shares issued to insiders pursuant to any other share compensation arrangements of the Company) within a 12-month period may not exceed 10% of the issued and outstanding number of common shares.

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Subject to the overall 10% limit described in 2 above, and the limitations on options to insiders as set forth above, there is no maximum limit on the number of options which may be granted to any one person.

4.         The exercise price of an option will be set by the Compensation Committee in its discretion, but such price shall be not less than the greater of:

(a)        the “volume weighted average trading price” - calculated by dividing the total value by the total volume of common shares traded on the TSX during the five trading days immediately prior to the date of grant); and

(b)        the closing price of the common shares on the TSX on the day prior to the option grant.

5.          Options may be exercisable for a period of up to ten years from the date of grant. The Option Plan does not contain any specific provisions with respect to the causes of cessation of entitlement of any optionee to exercise his option, provided, however, that the Board may, at the time of grant, determine that an option will terminate within a fixed period (which is shorter than the option term) upon the ceasing of the optionee to be an eligible optionee (for whatever reason) or upon the death of the optionee, provided that, in the case of the death of the optionee, an option will be exercisable only within one year from the date of the optionee’s death.

6.          Notwithstanding the expiry date of an option set by the Board, the expiry date will be adjusted, without being subject to the discretion of the Board or the Compensation Committee, to take into account any blackout period imposed on the optionee by the Company. If the expiry date falls within a blackout period, then the expiry date will be the close of business on the tenth business day after the end of such blackout period. Alternatively, if the expiry date falls within two business days after the end of such a blackout period, then the expiry date will be the difference between 10 business days reduced by the number of business days between the expiry date and the end of such blackout period.

7.          The Option Plan does not provide for any specific vesting periods. The Compensation Committee may, at the time of grant of an option, determine when that option will become exercisable and any applicable vesting periods, and may determine that that option will be exercisable in installments.

8.          On the occurrence of a takeover bid, issuer bid or going private transaction, the Board has the right to accelerate the date on which any option becomes exercisable and may, if permitted by applicable legislation, permit an option to be exercised conditional upon the tendering of the common shares thereby issued to such bid and the completion of, and consequent taking up of such common shares under, such bid or going private transaction.

9.          Options are non-assignable except in the event of the death of the optionee, and may, during his/her lifetime, only be exercised by the optionee.

10.        The exercise price per optioned share under an option may be reduced, at the discretion of the Board (upon the recommendation of the Compensation Committee), if:

(a)        at least six months has elapsed since the later of the date such option was granted and the date the exercise price for such option was last amended; and

(b)        shareholder approval is obtained, including disinterested shareholder approval if required by the TSX.

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11.        The present policy of the Board is not to provide any financial assistance to any optionee in connection with the exercise of any option.

12.        The present policy of the Board is not to transform an option granted under the Option Plan into a stock appreciation right.

13.        If there is any change in the number of common shares outstanding through any declaration of a stock dividend or any consolidation, subdivision or reclassification of the common shares, the number of shares available under the Option Plan, the shares subject to any granted stock option and the exercise price thereof will be adjusted proportionately, subject to any approval required by the TSX. If the Company amalgamates, merges or enters into a plan of arrangement with or into another corporation, and the Company is not the surviving or acquiring corporation, then, on any subsequent exercise of such option, the optionee will receive such securities, property or cash which the optionee would have received upon such reorganization if the optionee had exercised his or her option immediately prior to the record date.

14.        The Option Plan provides that, subject to the policies, rules and regulations of any lawful authority having jurisdiction (including the TSX), the Board may, at any time, without further action or approval by the shareholders of the Company, amend the Option Plan or any option granted under the Plan in such respects as it may consider advisable and, without limiting the generality of the foregoing, it may do so to:

(a)        ensure that the options granted under the Option Plan will comply with any provisions respecting stock options under tax and other laws in force in any country or jurisdiction of which a optionee to whom an option has been granted may from time to time be resident or a citizen;

(b)        make amendments of an administrative nature;

(c)        correct any defect, supply any omission or reconcile any inconsistency in the Option Plan, any option or option agreement;

(d)        change vesting provisions of an option or the Option Plan;

(e)        change termination provisions of an option provided that the expiry date does not extend beyond the original expiry date;

(f)         add or modify a cashless exercise feature providing for payment in cash or securities upon the exercise of options;

(g)        make any amendments required to comply with applicable laws or the requirements of the TSX or any regulatory body or stock exchange with jurisdiction over the Company;

(h)        add or change provisions relating to any form of financial assistance provided by the Company to participants under the Option Plan that would facilitate the purchase of securities under the Option Plan;

provided that shareholder approval shall be obtained for any amendment that results in:

●          an increase in the common shares issuable under options granted pursuant to the Option Plan;

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●          a change in the persons who qualify as participants eligible to participate under the Option Plan;

●          a reduction in the exercise price of an option;

●          the cancellation and reissuance of any option;

●          the extension of the term of an option;

●          a change in the insider participation limit;

●          options becoming transferable or assignable other than for the purposes described in section 10 of the Option Plan; and

●          a change in the amendment provisions contained in the Option Plan.

Other Compensation Arrangements:

Other than the Option Plan, the Company does not have any other compensation arrangements

Exchange Controls

There are no governmental laws, decrees, or regulations in Canada that restrict the export or import of capital, including foreign exchange controls, or that affect the remittance of dividends, interest or other payments to non-resident holders of the securities of NioCorp, other than Canadian withholding tax. See “Certain Canadian Federal Income Tax Considerations for U.S. Residents” below.

Certain Canadian Federal Income Tax Considerations for U.S. Residents

The following summarizes certain Canadian federal income tax consequences generally applicable under the Income Tax Act (Canada) and the regulations enacted thereunder (collectively, the “Canadian Tax Act”) and the Canada-United States Income Tax Convention (1980) (the “Convention”) to the holding and disposition of Common Shares.

Comment is restricted to holders of Common Shares each of whom, at all material times for the purposes of the Canadian Tax Act and the Convention, (i) is resident solely in the United States, (ii) is entitled to the benefits of the Convention, (iii) holds all Common Shares as capital property, (iii) holds no Common Shares that are “taxable Canadian property” (as defined in the Canadian Tax Act) of the holder, (iv) deals at arm’s length with and is not affiliated with NioCorp, (v) does not and is not deemed to use or hold any Common Shares in a business carried on in Canada, and (vi) is not an insurer that carries on business in Canada and elsewhere (each such holder, a “U.S. Resident Holder”).

Certain U.S.-resident entities that are fiscally transparent for United States federal income tax purposes (including limited liability companies) may not in all circumstances be regarded by the Canada Revenue Agency (the “CRA”) as entitled to the benefits of the Convention. Members of or holders of an interest in such an entity that holds Common Shares should consult their own tax advisers regarding the extent, if any, to which the CRA will extend the benefits of the Convention to the entity in respect of its Common Shares.

Generally, a holder’s Common Shares will be considered to be capital property of the holder provided that the holder is not a trader or dealer in securities, did not acquire, hold, or dispose of the Common Shares in one or more transactions considered to be an adventure or concern in the nature of trade (i.e. speculation), and does not hold the Common Shares in the course of carrying on a business.

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Generally, a holder’s Common Shares will not constitute “taxable Canadian property” of the holder at a particular time at which the Common Shares are listed on a “designated stock exchange” (which currently includes the TSX) unless both of the following conditions are true:

(i)	at any time during the 60-month period that ends at the particular time, 25% or more of the issued shares of any class of the capital stock of NioCorp were owned by or belonged to one or any combination of

(A)	the holder,

(B)	persons with whom the holder did not deal at arm’s length, and

(C)	partnerships in which the holder or a person referred to in clause (B) holds a membership interest directly or indirectly through one or more partnerships, and

(ii)	at any time during the 60-month period that ends at the particular time, more than 50% of the fair market value of the Common Shares was derived directly or indirectly from, one or any combination of, real or immovable property situated in Canada, “Canadian resource properties” (as defined in the Canadian Tax Act), “timber resource properties” (as defined in the Canadian Tax Act), or options in respect of, or interests in any of the foregoing, whether or not the property exists.

This summary is based on the current provisions of the Canadian Tax Act and the Convention in effect on the date hereof, all specific proposals to amend the Canadian Tax Act and Convention publicly announced by or on behalf of the Minister of Finance (Canada) on or before the date hereof, and the current published administrative and assessing policies of the CRA. It is assumed that all such amendments will be enacted as currently proposed, and that there will be no other material change to any applicable law or administrative or assessing practice, although no assurance can be given in these respects. Except as otherwise expressly provided, this summary does not take into account any provincial, territorial, or foreign tax considerations, which may differ materially from those set out herein.

This summary is of a general nature only, is not exhaustive of all possible Canadian federal income tax considerations, and is not intended to be and should not be construed as legal or tax advice to any particular U.S. Resident Holder. U.S. Resident Holders are urged to consult their own tax advisers for advice with respect to their particular circumstances. The discussion below is qualified accordingly.

A U.S. Resident Holder who disposes or is deemed to dispose of one or more Common Shares generally should not thereby incur any liability for Canadian federal income tax in respect of any capital gain arising as a consequence of the disposition.

A U.S. Resident Holder to whom NioCorp pays or is deemed to pay a dividend on the holder’s Common Shares will be subject to Canadian withholding tax, and NioCorp will be required to withhold the tax from the dividend and remit it to the CRA for the holder’s account. The rate of withholding tax under the Canadian Tax Act is 25% of the gross amount of the dividend, but should generally be reduced under the Convention to 15% (or, if the U.S. Resident Holder is a company which is the beneficial owner of at least 10% of the voting stock of NioCorp, 5%) of the gross amount of the dividend. For this purpose, a company that is a resident of the United States for purposes of the Canadian Tax Act and the Convention and is entitled to the benefits of the Convention shall be considered to own the voting stock of NioCorp owned by an entity that is considered fiscally transparent under the laws of the United States and that it is not a resident of Canada, in proportion to the company’s ownership interest in that entity.

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PERFORMANCE GRAPH

The following graph compares total cumulative shareholder return for $100 invested in common shares of the Company from June 30, 2011 to June 30, 2016 with the cumulative total return of the S&P/TSX Composite Index:

The chart includes the Company’s performance over a five-year period, relative to the performance of the S&P/TSX Composite Index. The Company’s cumulative return was materially more than the performance of the index. This trend may be a factor in determining executive compensation for the coming financial year.

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

None of our directors or executive officers, proposed nominees for election as directors, or associates of any of them, is or has been indebted to the Company or our subsidiaries at any time since the beginning of the most recently completed financial year and no indebtedness remains outstanding as at the date of this Information Circular.

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INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

No informed person of the Company, no proposed nominee for election as a director of the Company, and no associate or affiliate of any of these persons, has any material interest, direct or indirect, in any transaction since the commencement of our last financial year or in any proposed transaction, which, in either case, has materially affected or will materially affect the Company or any of our subsidiaries, other than Mark Smith, as disclosed in the Company’s 2016 AIF under the heading “Interests of Management and Others in Material Transactions”.

An “informed person” means:

(a)	a director or executive officer of the Company;

(b)	a director or executive officer of a person or company that is itself an informed person or subsidiary of the Company;

(c)	any person or company who beneficially owns, directly or indirectly, voting securities of the Company or who exercises control or direction over voting securities of the Company or a combination of both carrying more than 10 percent of the voting rights attached to all outstanding voting securities of the Company other than voting securities held by the person or company as underwriter in the course of a distribution; and

(d)	the Company if it has purchased, redeemed or otherwise acquired any of its securities, so long as it holds any of its securities.

MANAGEMENT CONTRACTS

The management functions of the Company are not to any substantial degree performed by any person other than the executive officers and directors of the Company.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Related Party Transactions

The following sets forth information regarding transactions between the Company (and its subsidiaries) and its officers, directors and significant shareholders since the beginning of its fiscal year ended June 30, 2014.

Employment Agreements:

See “Executive Compensation - Employment Agreements” above for a discussion of the employment agreements between the Company and Mr. Smith.

Loan Transactions:

On June 17, 2015, the Company entered into a one-year loan in the amount of $1.5 million with Mark A. Smith, Chief Executive Officer and Executive Chairman of NioCorp.

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On July 1, 2015, the Company entered into a non-revolving credit facility agreement (collectively, with the loan above, the “Smith Loans”) in the amount of $2 million with Mark Smith and completed a drawdown of $0.5 million on that day, and an additional $0.1 million was drawn under the credit facility on December 2, 2015. A total indebtedness of $2.1 million was outstanding as of December 31, 2015. Both arrangements bear an interest rate of 10%, are secured by the Company’s assets pursuant to a general security agreement, are subject to both a 2.5% establishment fee and 2.5% prepayment fee.

With the receipt of additional funding proceeds from the December Private Placement and Convertible Security, on January 13, 2016, the Company repaid $1.1 million of the outstanding Smith Loans, representing 100% of amounts drawn down under the credit facility, plus $0.5 million of the amount due under the one-year loan. During the year ended June 30, 2016, $108,000 of interest was paid under the Smith loans, with $53,000 remaining payable as of June 30, 2016.

Effective June 16, 2016, the Company and Mr. Smith agreed to extend the due date for the remaining loan amount of $1 million until June 16, 2017.

Related Party Purchase in Equity Offering:

1. Mark Smith acquired 3,400,000 Common Shares of the Issuer under a private placement closed October 21, 2013;

2. Mark Smith acquired 3,400,000 Common Shares of the Issuer under a private placement closed December 23, 2013;

3. Mark Smith acquired 2,882,483 Common Shares of the Issuer under a private placement closed March 19, 2014; and

4. Mark Smith acquired 4,132,232 2014 Special Warrants under the 2014 Offering.

Review and Approval of Related Person Transactions

The Company does not currently have in place any specific policy or procedure in respect of the purchase of securities of the Company from treasury by the Company’s directors or officers. Sections 147-153 of the BCBCA set out rules and procedures applicable to all British Columbia corporations, pursuant to which a director presented with a resolution in respect of any matter (including an equity issuance) in respect of which he/she has an interest must disclose that interest in writing to the Company’s board of directors prior to the approval of such matter. This procedure ensures that each equity issuance to a director or officer of the Company is approved by all directors of the Company not involved in such sale.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act, requires our directors, officers, and persons that own more than 10 percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10 percent shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

None of our officers, directors or greater than 10 percent shareholders were subject to Section 16(a) of the Exchange Act during the year ended June 30, 2016.

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SHAREHOLDER PROPOSALS

Under the Exchange Act, the deadline for submitting shareholder proposals for inclusion in the management information and proxy circular for an annual general meeting of the Company is calculated in accordance with Rule 14a-8(e) of Regulation 14A to the Exchange Act. If the proposal is submitted for a regularly scheduled annual general meeting, the proposal must be received at the Company’s principal executive offices not less than 120 calendar days before the anniversary date of the Company’s management information and proxy circular released to the Company’s shareholders in connection with the previous year’s annual general meeting. However, if the Company did not hold an annual general meeting the previous year, or if the date of the current year’s annual general meeting has been changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before the Company begins to print and mail its proxy materials. Accordingly, unless the date of the next annual general meeting is changed by more than 30 days from the date of this year’s meeting the deadline for submitting shareholder proposals for inclusion in the management information and proxy circular for the next annual general meeting of the Company will be July 10, 2017. If a shareholder proposal is not submitted to the Company by July 10, 2017, the Company may still grant discretionary proxy authority to vote on a shareholder proposal, if such proposal is received by the Company by September 25, 2017 in accordance with Rule 14a-4(c)(1) of Regulation 14A of the Exchange Act.

In addition, there are (i) certain requirements relating to shareholder proposals contained in the Business Corporations Act (British Columbia); and (ii) certain requirements relating to the nomination of directors contained the Articles of the Company. A shareholder wishing to make a proposal for consideration at an annual general meeting of the Company or wishing to nominate a person to act as a director of the Company should ensure they follow the applicable procedures set forth in the Business Corporations Act (British Columbia) and the Articles of the Company.

DISSENTERS’ RIGHTS OF APPRAISAL

No action is proposed herein for which the laws of the British Columbia or the Articles of the Company provide a right of a shareholder to dissent and obtain appraisal of or payment for such shareholder’s common shares.

MULTIPLE SHAREHOLDERS SHARING THE SAME ADDRESS

The regulations regarding the delivery of copies of proxy materials and annual reports to shareholders permit the Company and brokerage firms to send one annual report and proxy statement to multiple shareholders who share the same address under certain circumstances. Shareholders who hold their shares through a broker may have consented to reducing the number of copies of materials delivered to their address. In the event that a shareholder wishes to revoke such a consent previously provided to a broker, the shareholder must contact the broker to revoke the consent. In any event, if a shareholder wishes to receive a separate Information Circular and accompanying materials for the Meeting, or the Company’s Annual Report to Shareholders, the shareholder may receive copies by contacting the Corporate Secretary at 7000 South Yosemite Street, Suite 115, Centennial, CO 80112. Shareholders receiving multiple copies of these documents at the same address can request delivery of a single copy of these documents by contacting the Company in the same manner. Persons holding shares through a broker can request a single copy by contacting the broker.

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ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, files reports and other information with the SEC. Any interested party may inspect information filed by the Company, without charge, at the public reference facilities of the SEC at its principal office at 100 F. Street, N.E., Washington, D.C. 20549. Any interested party may obtain copies of all or any portion of the information filed by the Company at prescribed rates from the Public Reference Section of the SEC at its principal office at 100 F. Street, N.E., Washington, D.C. 20549. In addition, the SEC maintains an Internet site that contains reports, proxy and information statements and other information regarding the Company and other registrants that file electronically with the SEC at http://www.sec.gov.

Additional information about the Company is located on SEDAR at www.sedar.com. Financial information is provided in the Company’s comparative financial statements and Management’s Discussion and Analysis for its most recently completed financial year ended June 30, 2016. At the written request of any shareholder who owns shares on the record date, the Company will provide to such shareholder, without charge, a paper copy of the Company’s Annual Report to Shareholders (the Company was not required to file an Annual Report on Form 10-K for the fiscal year ended June 30, 2016 as the Company was not subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, until October 13, 2016). If requested, the Company will provide copies of the exhibits for a reasonable fee. Requests for additional paper copies of the Annual Report the financial statements and Management’s Discussion and Analysis should be made by writing to the Vice-President, General Counsel and Corporate Secretary, Mr. John Ashburn at the following address:

NioCorp Developments Ltd.
7000 South Yosemite Street, Suite 115
Centennial, CO 80112

OTHER MATERIAL FACTS

Management knows of no other matters to come before the Meeting other than those referred to in the Notice of Meeting. Should any other matters properly come before the Meeting, the shares represented by the proxy solicited hereby will be voted on such matter in accordance with the best judgment of the persons voting by proxy.

DATED at Centennial, Colorado, on the 2nd day of November, 2016.

BY ORDER OF THE BOARD

NIOCORP DEVELOPMENTS LTD.

(signed) “Mark A. Smith”

Mark A. Smith

President, Chief Executive Officer, Executive Chairman and Director

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APPENDIX “A”

FORM OF PROXY

NioCorp Developments Ltd.

Computershare

8th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

BTDQ 000001

SAM SAMPLE
123 SAMPLES STREET
SAMPLETOWN SS X9X X9X
CANADA

Security Class
COMMON SHARES

Holder Account Number

C9999999999 IND

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This Form of Proxy is solicited by and on behalf of Management and the Board of Directors.

Notes to proxy

1. **Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).**
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.
5. **The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by the Board of Directors.**
6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof, except as may be limited by applicable law.
8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

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Proxies submitted must be received by 10:00 AM, Mountain Time, on Wednesday, December 7, 2016.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

1-866-732-VOTE (8683) Toll Free

To Vote Using the Internet

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CONTROL NUMBER 23456 78901 23456

BTDQ_PRX_240253/000001/000001/i

SAM SAMPLE

C9999999999

IND C04

Appointment of Proxyholder

I/We being holder(s) of Niocorp Developments Ltd. hereby appoint: Mark A. Smith, Chief Executive Officer of the Company, or failing him, John F. Ashburn, Jr., Vice-President, General Counsel and Corporate Secretary of the Company,

OR

Print the name of the person you are appointing if this person is someone other than the Chairman of the Meeting.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual General Meeting of shareholders of Niocorp Developments Ltd. to be held at 1400 Wewatta Street, Suite 400, Denver, CO 80202-5549, on Friday, December 9, 2016 at 10:00 AM, Mountain Time, and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

	For	Against	Abstain
1. **Number of Directors** To set the number of Directors at five.	☐	☐	☐

2. **Election of Directors**

	For	Withhold		For	Withhold		For	Withhold
01. Mark A. Smith	☐	☐	02. Joseph A. Carrabba	☐	☐	03. Michael Morris	☐	☐
04. David C. Beling	☐	☐	05. Anna Castner-Wightman	☐	☐			

Fold

	For	Withhold
3. **Appointment of Auditors** Appointment of BDO USA, LLP, Chartered Accountants as Auditors of the Corporation for the ensuing year and authorizing the Directors to fix their remuneration.	☐	☐

	For	Against	Abstain
4. **Other Business** To transact any other business that may properly come before the meeting and any adjournment.	☐	☐	☐

Fold

Authorized Signature(s) - This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. **If no voting instructions are indicated above, this Proxy will be voted as recommended by Management.**

Signature(s)

Date

DD / MM / YY

Interim Financial Statements - Mark this box if you would like to receive Interim Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

Annual Financial Statements - Mark this box if you would like to receive the Annual Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.

B T D Q 2 4 0 2 5 3 1 P D I Z A R 1 9 9 9 9 9

SCHEDULE A

AUDIT COMMITTEE CHARTER

NIOCORP DEVELOPMENTS LTD.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Terms of Reference

As Amended on November 3, 2016

PURPOSE

The Audit Committee (the “Committee”) shall provide assistance to the Board of Directors (the “Board”) of NioCorp Developments Ltd. (the “Corporation”) in fulfilling its financial reporting and control responsibilities to the shareholders of the Corporation and the investment community. The external auditors will report directly to the Committee. The Committee’s primary duties and responsibilities are to:

•	Oversee the accounting and financial reporting processes of the Corporation, and the audit of its financial statements, including: (i) the integrity of the Corporation’s financial statements; (ii) the Corporation’s compliance with legal and regulatory requirements; and (iii) the external auditors’ qualifications and independence.

•	Resolving disagreements between management and the external auditor regarding financial reporting.

•	Serve as an independent and objective party to monitor the Corporation’s financial reporting processes and internal control systems.

•	Review and appraise the audit activities of the Corporation’s external auditors.

•	Provide open lines of communication among the external auditors, financial and senior management, and the Board for financial reporting and control matters, and meet periodically with management and with the external auditors.

PROCEDURES AND ORGANIZATION

A.	Subject to the limited exemptions available in Section 3 of National Instrument 52-110 Audit Committees (“National Instrument 52-110”), the Committee shall consist of at least three independent Board members who are each financially literate[1]. In addition, the composition of the Audit Committee shall comply with all applicable securities laws and the rules and regulations of the Toronto Stock Exchange, the rules and regulations of the NYSE MKT LLC, Rule 10A-3 of the United States Securities Exchange Act of 1934, as amended, as well as any other stock exchanges on which the shares of the Corporation are listed, subject to any waivers or exceptions granted by such stock exchanges.

B.	At least one member shall have accounting or related financial management expertise to qualify as a “financial expert”. A person will qualify as a “financial expert” if he or she possesses the following attributes:

1.	an understanding of financial statements and generally accepted accounting principles used by the Corporation to prepare its financial statements;
2.	an ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;
3.	experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be included in the Corporation’s financial statements, or experience actively supervising one or more persons engaged in such activities;

1 Financially literate means the ability to read and understand a set of financial statements that presents a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can reasonably be expected to be raised by the Corporation’s financial statements, in accordance with the requirements of National Instrument 52 -110.

4.	an understanding of internal controls and procedures for financial reporting; and
5.	an understanding of audit committee functions.

C.	The Board, at its organizational meeting held in conjunction with each annual general meeting of the shareholders, shall appoint the Committee Chair and members of the Committee for the ensuing year. It is desirable that at least one member of the previous Committee be carried over to any newly constituted Committee. Any member may be removed from the Committee or replaced at any time by the Board and shall cease to be a member of the Committee upon ceasing to be a director.

D.	The Secretary of the Corporation shall be the secretary of the Committee, unless otherwise determined by the Committee.

E.	In the absence of the Chair or Secretary at any meeting of the Committee, the members present at the meeting shall appoint one of their members to act as Chair of the Committee meeting and shall designate any director, officer or employee of the Corporation to act as Secretary.

F.	The quorum for meetings shall be a majority of the members of the Committee, present in person or by telephone or other telecommunication device that permits all persons participating in the meeting to speak and hear each other.

G.	The Committee shall have access to such officers and employees of the Corporation, to the Corporation’s external auditors, and to such information and records of the Corporation as it considers to be necessary or advisable in order to perform its duties and responsibilities.

H.	Meetings of the Committee shall be conducted as follows:

1.	the Committee shall meet at least four times annually at such times and at such locations as may be requested by the Chair of the Committee, one of which shall be to review the annual financial statements of the Corporation and three of which shall be to review the interim financial statements of the Corporation. Notice of meetings shall be given to each member not less than 48 hours before the time of the meeting. However, meetings of the Committee may be held without formal notice if all of the members are present and do not object to notice not having been given, or if those absent waive notice in any manner before or after the meeting;

2.	notice of meeting may be given verbally or by letter, facsimile, email or telephone and need not be accompanied by an agenda or any other material. The notice shall specify the purpose of the meeting;

3.	the external auditors shall receive notice of and be entitled to attend all meetings of the Committee; and

4.	the following management representatives shall be invited to attend all meetings, except those meetings deemed by the Committee as either executive sessions or private sessions with the external auditors:

•	Chief Financial Officer; and

•	Other management representatives shall be invited to attend as determined by the Committee.

I.	The external auditors shall have a direct line of communication to the Committee through its Chair. The committee, through its Chair, may contact any employee in the Corporation as it deems necessary, and any employee may bring before the Committee any matter involving questionable, illegal or improper practices or transactions.

J.	The Committee shall take to the Board at its next regular meeting all such action it has taken since the previous report.

K.	The Chair shall call and convene a meeting of the Committee at the request of the Chief Executive Officer, a member of the Committee, or the external auditors of the Corporation.

L.	Any matter to be voted upon shall be decided by a majority of the votes cast on the question. In the case of an equality of votes, the Chair shall be entitled to a second or deciding vote.

DUTIES AND RESPONSIBILITIES

A.	The general duties and responsibilities of the Committee shall be as follows:

1.	to review and assist the Board in its oversight of the integrity of the annual and interim consolidated financial statements of the Corporation, including the related notes, management’s discussion and analysis thereto for the purpose of recommending approval by the Board prior to release;

2.	to assist the Board in the discharge of its fiduciary responsibilities relating to the Corporation’s accounting principles, reporting practices and internal controls;

3.	to provide oversight of the management of the Corporation in designing, implementing and maintaining an effective system of internal controls;

4.	to report periodically the Committee’s findings and recommendations to the Board; and

5.	the annual review and revision of this Charter as necessary with the approval of the Board provided that this Charter may be amended and restated form time to time without the approval of the Board to ensure that the composition of the Committee and the Responsibilities and Powers of the Committee comply with the applicable laws and stock exchange rules.

B.	The duties and responsibilities of the Committee as they relate to the external auditors shall be as follows:

1.	The Committee will have the authority and responsibility to direct the Board as to the independent auditor to be nominated by the Board for shareholder approval for the purpose of preparing an auditor’s reports and performing other audit, review or attest services and the compensation of the independent auditor to be recommended for shareholder approval. In addition, the Committee shall have the authority and responsibility to retain specific audit services, compensate the auditor for those services, evaluate and oversee the independent auditor and, where appropriate, fill a vacancy in the office of independent auditor.

2.	to review the fee, scope and timing of the audit and other related services rendered by the external auditors and recommend to the Board the compensation of the external auditors;

3.	to pre-approve all non-audit services to be provided to the Corporation by the external auditors or, alternatively, to adopt specific policies and procedures for the engagement of non-audit services[2] ;

2 Pursuant to National Instrument 52-110, it will generally be sufficient for the Committee to adopt specific policies and procedures for the engagement of non-audit services as a means of satisfying the requirement to pre-approve non-audit services where the pre-approval policies and procedures are detailed, the Committee is informed of each non-audit service and the procedures do not include delegation of the Committee’s responsibilities to management.

4.	to provide oversight of the work of the external auditors and then to review with the external auditors, upon completion of their audit:

•	contents of their report;

•	scope and quality of the audit work performed;

•	adequacy of the Corporation’s financial and auditing personnel;

•	cooperation received from the Corporation’s personnel during the audit;

•	internal resources used;

•	significant transactions outside of the normal business of the Corporation;

•	significant proposed adjustments and recommendations for improving internal accounting controls, accounting principles or management systems;

•	the non-audit services provided by the external auditors; and

•	“management letters” and recommendations and management’s response and follow-up of any identified issues or weaknesses.

5.	to meet quarterly with the external auditors in “in camera” sessions to discuss reasonableness of the financial reporting process, system of internal control, significant comments and recommendations and management’s performance.; and

6.	at least annually, obtaining and reviewing a report prepared by the external auditors describing:

•	the external auditors’ internal quality control procedures;

•	any material issues raised by the most recent internal quality-control review, or peer review, of the external auditors, or by any inquiry of investigation by governmental or professional authorities, within the preceding five years, respecting one or more external audits carried out by the external auditors, and any steps taken to deal with any such issues; and

•	all relationships between the external auditors and the Corporation (to assess auditor independence).

7.	To review and discuss with the Corporation's independent auditors any other matters required or advisable to be discussed with Audit Committees, including, without limitation, the auditors' evaluation of the quality of the corporation's financial reporting, information relating to significant unusual transactions and the business rationale for such transactions and the auditors' evaluation of the corporation's ability to continue as a going concern.

C.	The duties and responsibilities of the Committee as they relate to the internal control procedures of the Corporation shall be:

1.	to review the appropriateness and soundness of the Corporation’s policies and practices with respect to internal auditing, insurance, accounting and financial Controls, including through discussions with the Chief Executive Officer and Chief Financial Officer;

2.	to review any unresolved issues between management and the external auditors that could affect financial reporting or internal controls of the Corporation;

3.	to review the appropriateness and soundness of the Corporation’s procedures for the review of the Corporation’s disclosure of financial information extracted or derived from its financial statements;

4.	to establish procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters;

5.	to establish procedures for the confidential, anonymous submission by the Corporation’s employees of concerns regarding questionable accounting or auditing matters; and

6.	to periodically review the Corporation’s financial and auditing procedures and the extent to which recommendations made by the staff or by the external auditors have been implemented.

D.	The duties and responsibilities of the Committee as they relate to financial risk management shall be:

1.	to inquire of management and the external auditor about significant business, political, financial and control risks or exposure to such financial risk;

2.	to oversee and monitor management’s documentation of the material financial risks that the Corporation faces and update as events change and risks shift;

3.	to assess the steps management has taken to control identified financial risks to the Corporation;

4.	to review the following with management, with the objective of obtaining reasonable assurance that financial risk is being effectively managed and controlled:

•	management’s tolerance for financial risks;

•	management’s assessment of significant financial risks facing the Corporation;

•	the Corporation’s policies, plans, processes and any proposed changes to those policies for controlling significant financial risks; and

•	to review with the Corporation’s counsel, legal matters which could have a material impact on the financial statements.

E.	The duties and responsibilities of the Committee as they relate to non-financial risk management shall be:

1.	review the risk identification and management process developed by management to confirm it is consistent with the Corporation’s strategy and business plan; and

2.	review management’s assessment of risk at least annually and provide an update to the Board in this regard.

F.	Other responsibilities of the Committee shall be:

1.	to review, appraise and report to the Board on difficulties and problems with regulatory agencies which are likely to have a significant financial impact;

2.	to review any earnings press releases before the Corporation publicly discloses such information;

3.	to review the appropriateness of the accounting policies used in the preparation of the Corporation’s financial statements, and consider recommendations for any material change to such policies;

4.	to review and approve the hiring policies of the Corporation regarding employees and former employees of the present and former external auditors of the Corporation;

5.	to determine that the Corporation has implemented adequate internal control to ensure compliance with regulatory requirements and that these controls are operating effectively;

6.	to develop a calendar of activities to be undertaken by the Committee for each ensuing year and to submit the calendar in the appropriate format to the Board; and

7.	Establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal controls or auditing matters, and the confidential anonymous submission by employees of concerns regarding questionable accounting or auditing practices

G.	In the carrying out of its responsibilities, the Committee has the authority:

1.	to engage independent counsel and other advisors at the expense of the Corporation, as may be appropriate in the determination of the Committee;

2.	to set and pay the compensation for any advisors employed by the Committee;

and

3.	to communicate directly with the internal auditors, if any, and the external auditors.

H.	The Committee may delegate to one or more independent members the authority to preapprove non-audit services, so long as the pre-approval is presented to the full Committee at its first scheduled meeting following such pre-approval.

FORWARD SCHEDULE

The following schedule provides a planning guide for the Committee’s activities:

Item/Fiscal Quarter	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Review Audit Committee Terms of Reference		☐
Review Annual Financial Statements	☐
Review Management Letter	☐
Review Interim Financial Statements		☐	☐	☐
Review Risk Management Issues and Processes	☐	☐	☐	☐
Recommend Auditor and compensation		☐
Review Scope of Audit		☐
Review Auditor’s Fees	☐	☐
Meet Independently with Auditors	☐	☐	☐	☐
Self-Assessment	☐